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                                                                   EXHIBIT 10.12


                        DESOTO EMPLOYEES RETIREMENT PLAN
              (As amended and restated effective January 1, 1994)
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                               TABLE OF CONTENTS

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                                   SECTION 1
                       ESTABLISHMENT AND PURPOSE OF PLAN

1.1      Establishment and Purpose  . . . . . . . . . . . . . . . . . . . .   1
1.2      Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                   SECTION 2
                                  DEFINITIONS

2.1      Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
2.2      Gender and Number  . . . . . . . . . . . . . . . . . . . . . . . .   9

                                   SECTION 3
                                 CONTRIBUTIONS

3.1      Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
3.2      Employers  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

                                   SECTION 4
                               RETIREMENT DATES

4.1      Eligibility for Retirement . . . . . . . . . . . . . . . . . . . .  10
4.2      Disability Retirement  . . . . . . . . . . . . . . . . . . . . . .  10

                                   SECTION 5
                              RETIREMENT BENEFITS

5.1      Normal Retirement Benefits . . . . . . . . . . . . . . . . . . . .  12
5.2      Early Retirement Benefits  . . . . . . . . . . . . . . . . . . . .  14
5.3      Postponed Retirement Benefit . . . . . . . . . . . . . . . . . . .  16
5.4      Vested Benefits  . . . . . . . . . . . . . . . . . . . . . . . . .  16
5.5      Benefit in Joint and Survivor and Optional Forms . . . . . . . . .  17
5.6      Revocation of Benefit in Normal Form . . . . . . . . . . . . . . .  18
5.7      Optional Forms of Benefits . . . . . . . . . . . . . . . . . . . .  19
5.8      Statutory Survivor's Benefit . . . . . . . . . . . . . . . . . . .  20
5.9      Survivor's Benefit . . . . . . . . . . . . . . . . . . . . . . . .  21
5.10     Lump Sum Payments  . . . . . . . . . . . . . . . . . . . . . . . .  22
5.11     Earned Benefits  . . . . . . . . . . . . . . . . . . . . . . . . .  24
5.12     Additional Benefits for Former Participants in DeSoto
          Hourly Employees' Pension Plan and/or Former
          Hourly Employees  . . . . . . . . . . . . . . . . . . . . . . . .  24
5.13     Actuarial Equivalence  . . . . . . . . . . . . . . . . . . . . . .  25

                                   SECTION 6
                            LIMITATIONS ON BENEFITS

6.1      Limitations on Benefits  . . . . . . . . . . . . . . . . . . . . .  26
6.2      Benefits in Event of Termination . . . . . . . . . . . . . . . . .  30
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                                   SECTION 7

                         DESIGNATION OF BENEFICIARIES
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

                                   SECTION 8
                           MISCELLANEOUS PROVISIONS

8.1      Required Information to be Furnished . . . . . . . . . . . . . . .  33
8.2      Benefits Payable to Incompetents . . . . . . . . . . . . . . . . .  33
8.3      Nonassignability . . . . . . . . . . . . . . . . . . . . . . . . .  34
8.4      Employment Rights  . . . . . . . . . . . . . . . . . . . . . . . .  34
8.5      Other Rights and Liabilities . . . . . . . . . . . . . . . . . . .  34
8.6      Mailing of Benefits  . . . . . . . . . . . . . . . . . . . . . . .  35

                                   SECTION 9
                                ADMINISTRATION

9.1      Company Powers . . . . . . . . . . . . . . . . . . . . . . . . . .  35
9.2      Retirement Committee . . . . . . . . . . . . . . . . . . . . . . .  36
9.3      Expenses of Administration . . . . . . . . . . . . . . . . . . . .  37

                                  SECTION 10
                           AMENDMENT AND TERMINATION

10.1     Right to Amend or Terminate  . . . . . . . . . . . . . . . . . . .  37
10.2     Qualification Under the Internal Revenue Code  . . . . . . . . . .  38
10.3     Distribution on Termination  . . . . . . . . . . . . . . . . . . .  38
10.4     Change in Control of Company . . . . . . . . . . . . . . . . . . .  41
10.5     Security Required Upon Adoption of Plan Amendment  . . . . . . . .  42

                                  SECTION 11
                                   THE TRUST

11.1     Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
11.2     Benefits Supported Only by Trust . . . . . . . . . . . . . . . . .  44
11.3     Trust Applicable Only to Payment of Benefits . . . . . . . . . . .  44
11.4     Transfer, Merger or Consolidation  . . . . . . . . . . . . . . . .  44

                                  SECTION 12
                            CLAIMS REVIEW PROCEDURE

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
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                                  SECTION 13
                                APPLICABLE LAW

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

                                SUPPLEMENT ONE

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

                                  APPENDIX A
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

                                  APPENDIX B
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

                                  APPENDIX C

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73





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                        DESOTO EMPLOYEES RETIREMENT PLAN
              (As amended and restated effective January 1, 1994)

                                   SECTION 1
                       ESTABLISHMENT AND PURPOSE OF PLAN

         1.1 Establishment and Purpose. DeSoto, Inc. established the DeSoto Salaried Employees' Pension Plan, effective January 1, 1972, to provide an income for certain of its employees upon their retirement. The plan was last amended and restated effective January 1, 1984 in order to comply with various amendments to the Internal Revenue Code of 1954, as amended. The restated plan was further amended and restated effective January 1, 1987, in order to comply with the Internal Revenue Code of 1986, as amended ("Code").

                 Effective January 1, 1994, the Company merged the DeSoto Hourly Employees' Pension Plan and the J.L. Prescott Company Employees' Retirement Plan into the DeSoto Salaried Employees' Pension Plan (the "Plan"). Due to the merger and in order to comply with recent legislation applicable to qualified retirement plans, the Plan is hereby amended and restated as of the merger date. Except as otherwise provided herein, the provisions of the Plan as set forth herein shall apply only to an Employee who terminates employment with the Employer on or after January 1, 1994. Benefits provided to former employees who terminated employment prior to January 1, 1994, if any, shall be determined under the terms of the applicable plan as in effect on the date of termination.

         1.2 Name. The Plan, as herein amended and restated and as it may be amended hereafter, shall be known as the "DeSoto Employees Retirement Plan."

                                   SECTION 2
                                  DEFINITIONS

         2.1 Definitions. Wherever used in the Plan, the following terms shall have the meanings set forth below unless the context clearly indicates otherwise:

                 (a) Appendix A: Appendix A, which relates to the transfer of funds from, and the guaranty of benefits earned as of December 31, 1971, under the Grays Harbor Chair & Mfg. Company Pension Plan (hereinafter called "Grays Harbor Plan"), the Royal Incorporated Pension Plan and Trust (hereinafter called the "Royal Plan"), and the Kerns Company Retirement Annuity Plan (hereinafter called the "Kerns Plan") to this Plan. Said Appendix A is attached hereto and forms a part of this Plan.

                 (b) Appendix B: Appendix B, which relates to the transfer of funds from, and the guaranty of benefits earned as of December 31, 1971 under the Pension Plan for Hourly Employees of the Artcraft Fixtures Division of Special Products Company of Tennessee, Inc. (hereinafter called "Artcraft Plan") to this Plan. Said Appendix B is attached hereto and forms a part of this Plan.

                 (c) Average Compensation: The average, computed on a monthly basis and resulting in the highest average, of Compensation received by an Employee for those five consecutive years (or period of employment with an Employer, if less than five years) of the fifteen consecutive calendar years ending with the calendar year in which he terminates employment. For purposes of this computation, Compensation shall be annualized with appropriate adjustment for any item of Compensation paid within such final year where the annualization of such item would result in a distortion of his average Compensation.

                 (d)      Board: The Board of Directors of the Company.

                 (e)      Company: DeSoto, Inc., a Delaware corporation.

                 (f) Compensation: The compensation paid to an employee by an Employer during his Years of Employment as shown on his Form W-2 statement for each year, including commissions, bonuses, vacation pay, overtime pay, and employee before and aftertax deposits under the DeSoto Stock Ownership Plan, but excluding income arising from stock options, severance allowances, retirement, profit sharing, or stock ownership benefits (including benefits under this Plan), hospitalization or surgical benefits, prizes and awards, expense allowances, moving and relocation expenses and retainers. Notwithstanding anything herein to the contrary, in the case of a Prescott Employee, compensation shall exclude overtime, commissions and discretionary non-formula bonuses. For Years of Employment, and portions thereof, beginning after December 31, 1988, and before January 1, 1994, compensation in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d). Further, for Years of Employment, and portions thereof, beginning after December 31, 1993, compensation in excess of $150,000 shall be disregarded. Such amount shall be adjusted at the same time and in the same manner as permitted under Code Section 401(a)(17)(B).

                 (g) Covered Compensation: The average of the Taxable Wage Bases in effect for each calendar year in the thirty-five (35) year period ending with the last day of the calendar year in which the Employee attains Social Security Retirement Age. No increase in Covered Compensation shall decrease an Employee's monthly benefit under the Plan. In determining an Employee's Covered Compensation for a calendar year, the Taxable Wage Base in effect for any subsequent calendar year will be assumed to be the same as the Taxable Wage Base in effect as of the beginning of the calendar year for which the determination is being made. An Employee's Covered Compensation for any plan year after attainment of Social Security Retirement Age shall be the Employee's Covered Compensation for the plan year during which the Employee attained





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
Social Security Retirement Age. An Employee's Covered Compensation shall be automatically adjusted for each plan year.

                 (h) Employer: The Company and any of its subsidiaries which is authorized by the Board to adopt and which does adopt the Plan.

                 (i)      Hour of Service: means --

                          (1)     Each hour for which an employee is paid, or
entitled to payment, for the performance of duties for an Employer. These hours shall be credited to the employee for the computation period in which the duties are performed;

                          (2)     Each hour for which an employee is paid, or
entitled to payment, by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship is terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military leave or leave of absence;

                          (3)     Each hour for which back pay, irrespective of
mitigation of damages, is either awarded or agreed to by an Employer. The same hours shall not be credited both under paragraph (1) or (2), as the case may be, and under this paragraph (3). These hours shall be credited to the employee for the computation period or periods to which the award, agreement or payment is made.

                 Solely for purposes of determining whether an Employee has a break in service each hour, based on the number of hours per week that the Employee would have normally worked, or a pro rata portion thereof, during which an Employee is absent from work (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee, or (iv) due to the caring of a child, placement or adoption of the child by the Employee. Not more than 501 Hours of Service shall be credited to any Employee under this paragraph for any one occurrence. Such hours shall be credited to the computation period during which the event occurs to the extent necessary to prevent a break in service, and to the extent not so necessary, to the next following computation period.

                 Hours under paragraphs (1), (2) and (3) hereof shall be credited in accordance with section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference.

                 (j) Hourly Employee: Any employee of an Employer, excluding Prescott Employees and leased employees, as defined in Code Section 414(n), whose Compensation is determined other than on the basis of a regular salary without regard to hours worked; provided that (1) the employee is in a participating unit as so designated by the Board, and (ii) a person employed by an Employer prior to January 1, 1983 shall not be deemed to be an Employee for any period prior to that date if he did not qualify as an Employee under the Plan as in effect on December 31, 1982 (collectively with Salaried Employees and Prescott Employees, "Employees").

                 (k) Plan Year: The fiscal year of the Company as it may be changed from time to time. The fiscal year is currently the calendar year.

                 (l) Prescott Employee: Any Employee of an Employer, excluding leased employees, as defined in Code Section 414(n), who were participants in the J.L. Prescott Company Employees, Retirement Plan on December 31, 1993; provided that the employee is in a participating unit as so designated by the Board (collectively with Hourly Employees and Salaried Employees, "Employees").

                 (m) Salaried Employee: Any employee of an Employer, excluding. Prescott Employees and leased employees, as defined in Code Section 414(n), whose Compensation is determined on the basis of a regular salary without regard to hours worked, including clerical and administrative employees however compensated; provided, however, that (i) the employee is in a participating unit as so designated by the Board, and (ii) a person employed by an Employer prior to January 1, 1983 shall not be deemed to be a





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
Salaried Employee for any period prior to that date if he did not qualify as a Salaried Employee under the Plan as in effect on December 31, 1982 (collectively with Hourly Employees and Prescott Employees, "Employees").

                 (n) Primary Social Security Benefit: The monthly amount available to the Employee at Social Security Retirement Age (or upon actual retirement, if later) under the provisions of Title II of the Social Security Act in effect at the time of his termination of employment, without regard to any increase in the wage base or benefit levels that take effect after the date of termination of employment, provided that (1), if an Employee retires prior to Social Security Retirement Age, his Primary Social Security Benefit shall be estimated by assuming that he will have no earnings that would be treated as earnings under the Social Security Act after he terminates employment, or (2), if an Employee retires because of Disability and qualifies for a Disability Insurance Benefit under the Social Security Act, his Primary Social Security Benefit shall be the monthly amount payable as a Disability Insurance Benefit.

                 If record of an Employee's Compensation for any years prior to termination of employment or Retirement are not reasonably accessible from the records of the Employer, then for the purposes of calculating a Primary Social Security Benefit hereunder, the amount of Compensation for any given year shall be assumed. The assumed Compensation for any given year shall be equal to the Employee's Compensation in the earliest calendar year for which Compensation records are available, reduced on a compounded basis by 6% for each year that the year in question precedes the earliest year for which Compensation records are available. In lieu of such assumed Compensation, actual wages shall be used if, within the time period described below, an Employee furnishes the Retirement Committee with an accurate record of his actual wages. The Retirement Committee shall notify an Employee of his right to





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provide the Retirement Committee with an accurate record of his actual wages and the Employee shall have 180 days from the later of his termination of employment or the date of such Retirement Committee notification, to furnish the accurate record of his actual wages.

                 The Retirement Committee may adopt rules which do not conflict with the previous provisions of the subsection, but which govern the computation of a Primary Social Security Benefit hereunder, and the fact that an Employee does not actually receive such amount from the Social Security Administration because of failure to apply or continuance of work, or for any other reason, shall be disregarded.

                 (o) Service: An Employee's total Years of Employment with an Employer after December 31, 1971 (or, in the case of an Employee in a unit designated by the Board, the Employee's total Years of Employment with an Employer after December 31, 1969), reduced by (1) Years of Employment during which the Employee was not an Employee hereunder, and (2) Years of Employment credited under subparagraph 2 of the second paragraph of section 2.1(s) below except as specifically provided otherwise in Section 4.2(b), such period to be determined in accordance with reasonable standards and policies applied on a uniform and nondiscriminatory basis.

                 (p) Social Security Retirement Age: The retirement age under Section 216(l) of the Social Security Act, applied as if the early retirement age under Section 216(1)(2) of such Act were age 62. Accordingly, the Social Security Retirement Age is 65 for an Employee attaining age 62 before January 1, 2000 (i.e., born before January 1, 1938), 66 for an Employee age 62 after December 31, 1999 and before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and 67 for an Employee attaining age 62 after December 31, 2016 (i.e., born after December 31, 1954).





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


                 (q) Taxable Wage Base: The amount equal to one twelfth of the contribution and benefit base in effect under Section 230 of the Social Security Act at the beginning of the calendar year.

                 (r) Trust: DeSoto Salaried Employees' Pension Trust established January 14, 1972, and amended and restated effective January 1, 1976, as amended.

                 (s) Years of Employment: With respect to employment prior to January 1, 1983, Years of Employment shall be determined in accordance with the Plan as in effect on December 31, 1982. With respect to employment beginning after December 31, 1982, Years of Employment shall mean the period, measured in years and fractions thereof to completed days, beginning on the later of January 1, 1983 and the date the Employee first completes an Hour of Service, and ending on the date the Employee separates from service.

                 Subsequent to December 31, 1982, an Employee shall be deemed to separate from service, for purposes of the Plan, upon the earlier of --

                          (1)      the date the Employee terminates employment
with all Employers, and

                          (2)      the first anniversary of the first day of a
period in which said Employee remains absent from service (with or without pay) for any reason other than termination of employment; provided, however, that this paragraph shall not apply to an Employee during a period in which the Employee (i) is receiving disability payments under an insured long-term disability program maintained by an Employer, or (ii) is on an approved leave of absence granted by an Employer in accordance with the Employer's established personnel policy applied on a uniform and nondiscriminatory basis so long as the Employee resumes active employment with an Employer at the expiration of such leave or dies prior to the expiration of such leave.






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
                 However, regardless of the above, if an Employee who separates from service is reemployed within one year of the date of separation from service, the separation shall be disregarded and his Years of Employment will be deemed to include the period between the Employee's separation from service and his reemployment commencement date. In addition, in the case of a reemployed Employee who did not have a nonforfeitable right to a benefit immediately prior to his separation from service, Years of Employment occurring prior to said separation shall not be taken into account if the period between his initial separation from service and his reemployment commencement date (i) equals or exceeds his prior Years of Employment, and (ii) is at least five years in duration.

         2.2 Gender and Number. Except as otherwise indicated by the context, masculine terminology shall include the feminine and the singular shall include the plural.

                                   SECTION 3
                                 CONTRIBUTIONS

         3.1 Employees. Employees shall not make any contributions under the Plan.

         3.2 Employers. The Company and the other Employers intend, subject to the right of amendment and permanent discontinuance as hereinafter provided, to make such contributions to the Trust as will be required to provide for the benefits under the Plan as they come due. The Employers' contribution for each year shall be paid by the Employers into the Trust as soon as practicable after the amount thereof has been determined but not later than the time prescribed for filing its federal income tax return, including extensions thereof; provided, however, that a contribution made by an Employer by a mistake of fact may be returned to that Employer within one year of the date of payment.





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


                                   SECTION 4

                                RETIREMENT DATES

         4.1 Eligibility for Retirement. An Employee may retire at his applicable Retirement Date. Normal retirement age shall be any time after the attainment of age 65 and completion of 5 Years of Employment, but an Employee may retire at any time after attaining age 55 and completing 10 Years of Employment; provided, however, that for purposes of the Plan, an Employee who attains age 70-1/2 shall be deemed to have retired on his Postponed Retirement Date not later than April 1 following the close of such year. The Normal, Early or Postponed Retirement Date is the first day of the month coincident with or next following the date on which the Employee attains 65 and completes 5 Years of Employment or the date he actually retires upon attaining age 55 and completing 10 Years of Employment or subsequent thereto, as the case may be.

         4.2     Disability Retirement.

                 (a) An Hourly Employee or Salaried Employee who is receiving disability payments under an insured long-term disability program maintained by an Employer at his Normal Retirement Date shall be eligible to retire on such date.

                 (b) A Prescott Employee shall be eligible for a Disability Retirement Pension if his employment is terminated by reason of disability prior to his Normal Retirement Date, provided that (1) he is then age 50 or over and has completed 10 or more Years of Employment and (2) he is eligible for disability benefits under the Social Security Act. Such date shall be known as his Disability Retirement Date. A Prescott Employee shall commence to receive his Disability Retirement Pension commencing on his Normal Retirement Date. For purposes of this subsection Disability shall be defined as entitlement to disability benefits under Title II of the Social Security Act.





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
                 Notwithstanding any other provision of this Section, no
Prescott Employee shall qualify for a Disability Retirement Pension if the Employer determines on the basis of a medical examination that his disability
results from:    (a) chronic alcoholism, (b) addiction to narcotics, (c) an injury suffered while engaged in a felonious or criminal act or enterprise, or
(d) service in the armed forces of the United States which entitles the Prescott Employee to a veteran's disability pension; but this provision shall not prevent the Prescott Employee from qualifying for a pension under another provision of the Plan.

                 Disability shall be considered to have ended and entitlement to a Disability Retirement Pension shall cease if, prior to his Normal Retirement Date, the Prescott Employee (a) is reemployed by the Employer, or
(b) engages in any substantially gainful activity, except for such employment as is found by the Committee to be for the primary purpose of rehabilitation or not incompatible with a finding of total and permanent disability. If entitlement to a Disability Retirement Pension ceases in accordance with provisions of this paragraph for a reason other than reemployment by the Employer, such a Prescott Employee shall not be prevented from qualifying for a pension under another provision of the Plan based on his Service and Compensation prior to Disability Retirement. If a Prescott Employee becomes entitled to a Disability Retirement Pension and such Disability terminates and he returns to active employment with the Employer, the period of such Disability shall be considered as Service and Years of Employment and his Average Compensation for each plan year during such period shall be deemed to be the same as his Compensation during the 12 month period ending with the date of termination of his employment by reason of Disability.





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
                                   SECTION 5
                              RETIREMENT BENEFITS

         5.1 Normal Retirement Benefits. An Employee who retires as of his Normal Retirement Date shall, subject to the provisions of Section 5.5 through 5.7, be entitled to receive a monthly benefit, commencing at his Normal Retirement Date and payable thereafter for life, of an amount equal to:

         (a)     for a Salaried Employee, the greater of:

                 (i)      his accrued benefit as of December 31, 1988; or

                 (ii) 1 and 2/3% of his Average Compensation multiplied by his total years of Service while a Salaried Employee (not in excess of 35 years) reduced by the Social Security Allowance. The Social Security Allowance shall be equal to one-half of one percent for each year of Service up to 35 years, multiplied by the lesser of:

                          (1) The Participant's Social Security Final Average Compensation, or

                          (2) The Participant's Covered Compensation as defined in Section 401(l)(5)(E) of the Internal Revenue Code.

                          In the event the Social Security Allowance applies to a Participant more than 5 years prior to his Social Security Normal Retirement Age, but on or after age 55, the Social Security Allowance shall be reduced at the rate of 1/30 for each year in excess of 5 years up to 10 years and, to the extent necessary, by an actuarial equivalent reduction for additional years in excess of 10.

                                  Social Security Final Average Compensation means the average of the Participant's Earnings





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
                          over the three consecutive completed Plan Years preceding his current date of retirement, date of termination of employment, date of death or the date of the termination of the Plan, but excluding compensation in any such year in excess of the Social Security Taxable Wage Base.

                                  Social Security Normal Retirement Age is the
                          earliest age at which the Employee is entitled to receive unreduced old age benefits from Social Security.

                                  Social Security Taxable Wage Base means the
                          amount of wages from which Social Security Taxes are required to be withheld in accordance with the Federal Insurance Contributions Act, or any successor act, regulation, or ruling pertaining thereto, which is in effect at the beginning of the Plan Year.

         (b) For an Hourly Employee, 1% of his Average Compensation multiplied by his total years of Service while an Hourly Employee. The monthly benefit for Hourly Employees under this
                 Section 5.1 shall not be less than $50 nor shall it be less than the benefit to which the Hourly Employee would have been entitled had he retired on the Early Retirement Date at which his benefit would have been the greatest.

         (c) Except as otherwise provided in Section 5.12, for an Employee who has transferred from an Hourly Employee to a Salaried Employee, the sum of the benefits calculated under (a) and (b) above.

         (d)     For a Prescott Employee, the greater of:

                 (i) $15.00 multiplied by his years of Service, but not in excess of 40 years; or

                 (ii) 3/4% of the Prescott Employee's Compensation up to Covered Compensation plus 1-1/4% of the Prescott Employee's Average Compensation in excess of Covered Compensation, all multiplied by his years of Service, but not in excess of 35 years; or

                 (iii) 1-1/4% of the Prescott Employee's Average Compensation (without regard to the limitation on Compensation described in Section 2.1(f)) as of December 31, 1988 multiplied by his years of Service to December 31, 1988, but not in excess of 40 years, reduced by 1-1/4% of his monthly Primary Social Security Benefit, multiplied by his years of Service to December 31, 1988, but not in excess of 40 years.

                 Notwithstanding any other provision of this Plan, the benefit payable under this Plan to a Prescott Employee shall not be less than the amount determined in accordance with the provisions of the J. L. Prescott Company Employees' Retirement Plan in effect on December 31, 1988, based on the Prescott Employee's Average Compensation, Service and Primary Social Security Benefit determined as of December 31, 1988.

         5.2 Early Retirement Benefits. An Employee who retires as of an Early Retirement Date shall be entitled to receive a monthly benefit determined, except as otherwise provided in this Section 5.2, as for retirement at his Normal Retirement Date but considering only Service and Compensation prior to actual retirement. The monthly benefit payable under the Plan to any such retired Employee may, upon the written request of the Employee, commence at actual retirement or at any time thereafter, but not later than his Normal Retirement Date, and shall be payable thereafter for life.

                 If benefit payments for an Hourly Employee or a Salaried Employee begin prior to attainment of age 62, the amount of the benefit shall be reduced by an amount equal to 1/2 of 1% of the benefit which would otherwise be payable at age 62, multiplied by the number of months between the commencement of payments and the end of the month in which the Employee would attain age 62 and, for Salaried Employees, then further reduced by the Social Security Allowance. Provided, however, that solely for purposes of determining the early commencement reduction, 5 years shall be added to the actual age of all employees (or such lesser number of years as is necessary to increase the age of such employee to age 62) who are described in any one of the four following clauses:

                 (a) An individual who terminates employment between October 1, 1989 and December 31, 1989 as a result of the restructuring of the Company after attaining age 55 with at least 10 years of service.

                 (b) An individual who is employed at the Company's "Packaging Product Line" who, prior to December 31, 1989, (i) was notified that he or she was in a group of employees who was being terminated due to the restructuring of the Company, (ii) continued in employment beyond December 31, 1989 at the request of the Company, and (iii) had attained age 55 with at least 10 or more years of service on or before the date he or she terminated employment with the Company.

                 (c) An individual who is employed at the Company's "Appliance and Paper Group" who (i) was notified prior to December 31, 1989 that his or her employment would be terminated unless the individual chose to relocate to the Company's Columbus, Ohio plant, (ii) indicated that he or she would not relocate, (iii) continued in employment beyond December 31, 1989 at the request of the Company, and (iv) had attained age 55 with at least 10 years of service on the date the individual terminated employment with the Company.

                 (d) An individual who (i) was employed at the Company's Chicago Heights Resin plant ("Plant") immediately prior to his or her termination of employment with the Company, (ii) terminated employment with the Company after attaining age 55 with at least 10 years of service due to the sale of the Plant, and (iii) is notified by the "ultimate purchaser" of the Plant no more than 30 days after the Company sells the Plant to the intermediate purchaser that his or her employment with the ultimate purchaser is being terminated. For this purpose, the term "intermediate purchaser" shall refer to that corporation which purchases the Plant from the Company, and the term "ultimate purchaser" shall refer to that corporation which purchases the Plant from the intermediate purchaser.

         If benefit payments for a Prescott Employee begin prior to the Prescott Employee's Normal Retirement Date, the amount of the benefit shall be reduced by 3/10 of 1% for each of the first 60 months plus 5/10 of 1% for each month in excess of 60 by which the commencement date of the benefit preceded his Normal Retirement Date.

         5.3 Postponed Retirement Benefit. An Employee who retires as of a Postponed Retirement Date shall be entitled to receive a monthly benefit commencing on his Postponed Retirement Date and payable thereafter for life, determined as for retirement at his Normal Retirement Date but considering Service and Compensation to his Postponed Retirement Date; provided, however, that in no event shall said benefit be less than the benefit to which the Employee would have been entitled had he retired on his Normal Retirement Date.

         5.4 Vested Benefits. In the event an Employee terminates his employment other than for retirement, death or disability after completing five years of Employment, he shall be entitled to receive a monthly benefit, determined under Section 5.1 but considering only Service and Compensation prior to actual termination of employment and, for Hourly Employees, not taking into account the minimum monthly benefit provisions of the last sentence of Section 5.1(b), such benefit to be payable commencing at his Early Retirement Date or such later date on which application therefor is made, and shall be payable thereafter for life. Provided further, that if benefit payments begin prior to attainment of age 65, the amount of the benefit for a Prescott Employee shall be reduced as provided for Prescott Employees in Section 5.2 and the amount of the benefit for an Hourly Employee or a Salaried Employee shall be reduced by an amount equal to 1/2 of 1% of the benefit which would otherwise be payable at age 65 multiplied by the number of months between the commencement of payments and the end of the month in which the Employee would attain age 65 and, for Salaried Employees, then further reduced by the Social Security Allowance.

         5.5 Benefit in Joint and Survivor and Optional Forms. Notwithstanding any other provisions of Section 5, if an Employee or former Employee eligible to receive pension benefits pursuant to Section 5.1, 5.2, 5.3 or 5.4 is legally married on the date benefit payments are to commence, his benefit shall be paid in the form of a joint and survivor annuity, as described below, with his spouse as the contingent beneficiary; provided, however, that:

                 (a) an Employee or former Employee who would normally receive his benefit in the joint and survivor form may elect, as provided for in Sections 5.6 and 5.7, to have his pension benefit paid to him in the form specified in Section 5.1, 5.2, 5.3 or 5.4, as applicable, and all Employees and former Employees may elect, as provided for in Sections 5.6 and 5.7, to have pension benefits paid in any one of the optional forms provided for in Section 5.7.

                 (b) no amount shall be payable to an Employee's spouse under this Section 5.5 unless said spouse presents evidence satisfactory to the Retirement Committee that she was legally married to the Employee throughout the one-year period ending on the earlier of the date said Employee's death and the date said Employee's annuity payments commenced.

                 For purposes of this Plan, the term joint and survivor annuity means a reduced annuity payable for the life of the former Employee with a survivor annuity payable for the life of the spouse who is his contingent beneficiary which is equal to one-half of the amount of the monthly reduced annuity payable during the life of the former Employee, and which together are Actuarially Equivalent to a single life annuity for the life of the former Employee determined in accordance with the applicable provisions of this
Section 5.

         5.6 Revocation of Benefit in Normal Form. Not less than 270 days immediately prior to the date on which an Employee's or former Employee's benefits are to commence, the Company shall provide him with a written explanation of the terms and conditions of the normal form of annuity payable to him, and the effect of an election by said Employee or former Employee to have benefits paid to him as specified in Section 5.1, 5.2, 5.3, 5.4 or 5.5, if applicable, or in any one of the optional forms provided for in Section 5.7.

                 Thereafter, an Employee or former Employee whose benefits would otherwise be payable in the normal form may elect at any time prior to the 90 days preceding the date his annuity payments are to commence, to have his benefits paid to him in the form specified in Section 5.1, 5.2, 5.3 or 5.4, if applicable, or in any one of the optional forms provided for in Section
5.7. Any election under this section shall be made in writing and on such forms as the Company shall determined; provided, however, that an election by a married Employee or former Employee made after

December 31, 1984, to receive benefits in a form other than the joint and survivor form specified in Section 5.5 shall only be effective if it is consented to in writing by the individual's spouse, and such spouse's consent acknowledges the effect of such election and is either notarized or made in the presence of a representative of an Employer, unless the Retirement Committee finds that said spouse cannot be located, or unless such other circumstances as the Secretary of the Treasury may by regulations prescribe.

         5.7 Optional Forms of Benefits. The Actuarial Equivalent Value of a benefit otherwise described in Section 5.1, 5.2, 5.3 or 5.4 may, at the election of the Employee, retired Employee or terminated Employee made pursuant to Section 5.6, be paid in any one of the following forms:

                 (a) As a reduced benefit for the life of the Employee, retired Employee or terminated Employee, and in the event of his death before receiving 120 monthly payments, the same reduced benefit shall be paid to his designated beneficiary for the balance of such 120 month period; or

                 (b) As a joint and survivor option with his spouse or other designated beneficiary, under which the Employee, retired Employee or terminated Employee shall receive a reduced pension payable for his life, with payments continuing during the lifetime of his spouse or other designated beneficiary in that percentage of such reduced amount - - 100%, 75%, or 50% thereof -- as he shall elect, such payment to the Employee, retired Employee, or terminated Employee to commence not later than the date the normal benefit under Section 5.1 would commence.

                 If an Employee elects a joint and survivor option under (b) above with a designated beneficiary other than his spouse, the present value of the benefits payable to the Employee must be more than 50% of the present value of the total benefits payable to the Employee and the designated beneficiary.

                 An Employee may elect or revoke an option under this Section
5.7 without the approval of the Retirement Committee if his election or revocation is filed in writing not more than 360 days and not less than 90 days prior to his retirement date, but no such election or revocation shall be effective if the Employee dies, from other than accidental causes, within 30 days after such election or revocation. The Retirement Committee shall establish such other rules of uniform application dealing with elections under this Section 5.7 as may be necessary, including rules similar to those adopted under Section 5.6 requiring the written consent of the Employee's or former Employee's spouse to elections and revocations of elections by married Employees and former employees.

         5.8 Statutory Survivor's Benefit. In the event an Employee or former Employee dies while eligible for coverage for benefits provided under this Section 5.8, as determined below, a survivor annuity shall be paid to his spouse for life, subject to the further provisions of this Section 5.8.

                 A survivor's benefit payable to a spouse hereunder shall commence on the first day of the month coincident with or next following the later of the Employee or former Employee's death, and the date the Employee or former Employee would have attained age 55, and shall consist of a benefit payable monthly to the spouse which is equal to the monthly amount that would have been payable to the spouse in the joint and survivor annuity form under
Section 5.5, (i) based upon the eligible Employee or former Employees's Compensation and years of Service to date of death, and (ii) assuming that the Employee or former Employee survived to the benefit commencement date determined above and commenced receipt of benefits on that date. However, regardless of the above, no amount shall be payable to an Employee's or former Employee's spouse in accordance with this section until said spouse presents evidence satisfactory to the Company that she was legally married to the Employee or former Employee throughout the one-year period immediately preceding said Employee's or former Employee's date of death, and further provided that no amount hereunder shall be payable to a spouse for any month for which such spouse is eligible to receive a Survivor's Benefit pursuant to Section 5.9.

                 An Employee or former Employee is covered under a statutory survivor's benefit, as described above, if, on his date of death, he was vested in benefits payable under the Plan, and either --

                 (A) he died prior to termination of employment but after either (i) attaining age 55, or (ii) August 23, 1984, or

                 (B) he died after termination of employment but prior to the date benefit payments to him commenced, provided that either (i) he terminated employment on or after his 55th birthday, or (ii) he terminated employment after December 31, 1975 and died after August 23, 1984.

         5.9 Survivor's Benefit. If an Hourly Employee or Salaried Employee dies while in the employ of an Employer or while he is receiving disability payments under an insured long-term disability program maintained by an Employer, and if he has at least one Year of Employment, a survivor's benefit may be paid subject to the provisions of this Section 5.9. The Survivor's Benefit shall be a monthly benefit equal to the amount which the survivor would have received if the Hourly Employee or Salaried Employee were to receive a 50% joint and survivor annuity under Section 5.5 determined, in the case of an Hourly Employee or Salaried Employee who died prior to attaining age 65, an if said Hourly Employee or Salaried Employee had attained age 65 on the date of his death, based on his Compensation to date of death and years of Service he would have had to age 65, and in the case of an Hourly Employee or Salaried Employee who dies after having attained age 65, based on his Compensation and years of Service to date of death; provided, however, that the benefit to any Dependent Child shall be reduced by an amount equal to any benefit received by the spouse pursuant to Section 5.8. If on the date of death, any person qualifies as a Dependent Spouse or Dependent Child, such benefits shall commence from the first day of the month following or coincident with the date of death and shall continue thereafter monthly for the period during which any person so qualifies. If at any time a spouse qualifies for payments hereunder, payments shall be made to such spouse to the exclusion of any dependent children. If at any time more than one child qualifies, the benefits shall be divided equally among them. The term "Dependent Spouse" shall mean (a) in the case of an Hourly Employee or Salaried Employee who dies after attaining age 55 and completing 10 years of Employment, the spouse of said Hourly Employee or Salaried Employee, and (b) in the case of an Hourly Employee or Salaried Employee who dies prior to attaining age 55 and completing 10 years of Employment, the spouse of said Hourly Employee or Salaried Employee who is residing with the Hourly Employee or Salaried Employee at the date of his death, whose annual income in any of the three calendar years immediately preceding the date of death was less than that of the Hourly Employee or Salaried Employee, and who has not remarried. The term "Dependent Child" shall have the same meaning as in the Federal Social Security Act in effect on the date of the Hourly Employee or Salaried Employee's death.

         5.10 Lump Sum Payments. If the present actuarial value of any benefits otherwise payable under this Section 5 and any other defined benefit plans maintained by an Employer in $3,000 or less, such amount shall be paid in a single lump sum. If the present actuarial value of such benefits is over $3,500 but the actual benefits will be $500 or less per year, the present actuarial value of such benefits shall be paid in a single lump sum provided that the Employee or his beneficiary consents in writing to such payment. In the event of any lump sum payment pursuant to this

Section 5.10, Years of Employment prior to such payment shall not constitute years of Service in determining any future benefits under the Plan in the event of reemployment.

                 This paragraph applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this paragraph, a distributee may elect, at the time and in the manner prescribed by the Retirement Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this paragraph, the following terms shall have the following meaning:

                 (1) Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee or the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                 (2) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan in an individual retirement account or individual retirement annuity.

                 (3) Distributee. A distributee includes an Employee or former employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                 (4) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

         If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                 (a) the Retirement Committee clearly informs the Employee that the Employee has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution and, if applicable, a particular distribution option, and

                 (b) the Employee, after receiving the notice, affirmatively elects a distribution.

         5.11 Earned Benefits. A Salaried Employee who on December 31, 1971 was a participant in the Grays Harbor Plan, Royal Plan or Kerns Plan shall, in addition to benefits otherwise payable under the Plan, be entitled to receive the benefits provided for in the Appendix A.

         5.12 Additional Benefits for Former Participants in DeSoto Hourly Employees' Pension Plan and/or Former Hourly Employees. If a former participant in the DeSoto Hourly Employees' Pension Plan ("Hourly Plan") and/or former Hourly Employee who has become a

Salaried Employee retires or terminates employment while a Salaried Employee, in addition to benefits otherwise payable under the Plan based upon Service as a Salaried Employee, he shall be entitled to receive a benefit determined under
Section 5.1(a) based solely upon his service under the Hourly Plan and/or as an Hourly Employee reduced by the benefit payable under the Hourly Plan and/or under Section 5.1(b).

         5.13    Actuarial Equivalence.

                 (a) The Actuarial Equivalent Value means the benefit or benefits, or payment or payments, which is of equal value as of the date of determination to the benefits for which they are to be substituted. Equivalence of value, except as specifically provided above and in paragraph (b) below, shall be determined by actuarial calculations based on interest rates, mortality tables, and other actuarial assumptions used by the Pension Benefit Guaranty Corporation (PBGC), as of the first date of the calendar year that includes the computation date, for determining the present value of an immediate annuity (assuming a male participant and a male beneficiary), under a terminating, trusteeship by the Pension Benefit Guaranty Corporation.

                 (b) In the case of the 10 years certain and life annuity and in the case of the joint and survivor annuity forms of benefit set forth below, if the beneficiary to receive the survivor annuity is the Participant's spouse or a non-spouse whose age is within 10 years of age of the Participant, the equivalence of value shall be computed using the following actuarial adjustment factors:

                          -       10 years certain and life annuity --   91%;
                          -       50% joint and survivor annuity    --   90%
                                  (Participant), 45% (Beneficiary)
                          -       75% joint and survivor annuity    --   80%
                                  (Participant), 60% (Beneficiary)
                          -       100% joint and survivor annuity   --   75%
                                  (Participant), 75% (Beneficiary).


In the case of a joint and survivor annuity in any of the forms set forth above where the beneficiary to receive the surviving annuity is a non-spouse whose age is not within 10 years of the age of the Participant, the equivalence of value shall be computed using the following actuarial assumptions:

                 Interest - 8%
                 Mortality Table - UP-84

                 (c) Notwithstanding anything being to the contrary, equivalence of value for Prescott Employees shall, except as provided below, be based on the tables set forth in Appendix C to the Plan. However, with respect to any lump sum payment that may be payable to a Prescott Employee under this Plan, the Actuarial Equivalent lump sum value for payments made in any Plan Year shall be based on the interest rate which would be used (as of the beginning of the plan year) by the Pension Benefit Guaranty Corporation for purposes of valuing immediate and deferred annuities on a plan termination and the Group Annuity Mortality Table for 1965 weighted to reflect an employee population composed of 70% male and 30% female.

                                   SECTION 6
                            LIMITATIONS ON BENEFITS

         6.1 Limitations on Benefits. Notwithstanding any other provisions of this Plan to the contrary, the annual benefit provided under the Plan and any other "defined benefit plan" maintained by an Employer or any affiliate of an Employer for any Employee or former Employee for any calendar year, which shall be the limitation year, shall in no event exceed the lesser of (a) or (b) below:

                 (a) An amount equal to the lesser of paragraph (1) or (2) below:

                          (1)     Defined Benefit Plan Limitation. Whichever is
applicable of subparagraph (A) or (B)--

                                  (A)      $90,000 (as adjusted as permitted
under Code Section 415(d)) payable commencing at or after age 65; or the smaller equivalent value thereof, if payments begin before age 65;

                                  (B)      the larger equivalent value of
$90,000 (as adjusted as permitted under Code Section 415(d)) if payments begin after the Participant's Normal Retirement Age.

                                  Equivalent value calculations for purposes of
this Section 6.1 shall be made using a 5 percent interest assumption and the mortality assumption specified in Section 5.15.

                          (2)     An amount equal to 10 percent of the annual
average of the highest three consecutive calendar years of compensation paid to the Employee or former Employee by the Employer or affiliate during the Employee's active participation in the defined benefit plan; multiplied by the number of the Employee's Years of Employment, not to exceed ten years. The amount in paragraph (1) above shall be automatically adjusted annually for each Employee and former Employee whose retirement benefit payments have not commenced, but not before each year in which an adjustment takes effect, for increases in the cost of living in accordance with regulations prescribed by the Secretary of the Treasury.

                                  Provided, however, that the limitation under
this subsection (a) for any person who was an Employee on December 31, 1982 shall not be lower than the amount of such Employee's accrued benefit, not to exceed $136,425, under the defined benefit plan as of December 31, 1982.

                 (b) Dual Plan Limitation. If an Employee or former Employee is also a participant in any defined contribution plan of the Employer or an affiliate, and if the sum of the individual's defined benefit plan fraction and defined contribution plan fraction for any year exceeds one, an amount of annual benefit hereunder shall be reduced to the extent necessary to reduce such sum to one.

                 (c) Applicable Terms. For purposes of Computing the limitations under this Section 6.1--

                          (1)     "Annual benefit" means an Employee's or
former Employee's retirement or vested benefit computed under Section 5.1, 5-2, 5.3 or 5.4 of the Plan, expressed as--

                                  (A)      50 percent joint and survivor
annuity form of payment, for any married Employee or former Employee if the automatic election under Section 5.5 applies to such Employee or former Employee; or

                                  (B)      a straight life annuity form of
payment, for any other Employee or former Employee.

                          (2)     "The defined benefit plan" means this Plan
and all other defined benefit plans of the Employers and each affiliate of an Employer, considered as one plan; except that after the limitations have been determined, any reduction in benefits in the defined benefit plan will be made in this Plan first and in all other defined benefit plans next.

                          (3)     "Any defined contribution plan" of an Employer
means all defined contribution plans of the Employers or an affiliate of an Employer considered as one plan (and it is intended to reduce the annual benefit under any defined benefit plan to the extent possible, if necessary to prevent the sum of the fractions in subsection (b) above from exceeding one, before reducing annual additions under any defined contribution plan).

                          (4)     "Defined benefit plan fraction" for any year
is a fraction--

                                  (A)      the numerator of which is the
projected annual benefit of the Employee or former Employee under the defined benefit plan determined as of the close of the year, and

                                  (B) the denominator of which is the lesser
of--

                                        (i)     1.25, multiplied by $90,000 (as
adjusted for cost-of-living increases) for such year, or

                                        (ii)    1.4, multiplied by the amount
which may be taken into account under subsection (a)(2) above (as adjusted for cost-of-living increases) with respect to the Employee or former Employee under the defined benefit plan for such year.

                 (5) "The defined contribution plan fraction" for any year is a fraction--

                          (A)     the numerator of which is the sum of the
annual additions to the Employee's or former Employee's account as of the close of the year (reduced, if applicable, in accordance with regulations issued pursuant to Section 235(g)(3) of the Tax Equity and Fiscal
Responsibility Act of 1982), and

                          (B)     the denominator of which is the sum of the
lesser of the following amounts determined for such year and for each prior year of service with the Employers and affiliates--

                                        (i) 1.25, multiplied by the dollar
limitation in effect under Code Section 415(c)(1)(A) for each year, or

                                        (ii)     1.4, multiplied by the amount
which may be taken into account under Code Section 415(c)(1)(B) with respect to the Employees under such plan for such year.

                          The denominator of the defined contribution plan
fraction shall be multiplied by the "transition fraction" (as defined in Code
Section 415(e)(6)(B)), if the Retirement Committee has so elected.

                 (6) For this purpose "annual additions" shall mean the sum of--

                          (A)     the aggregate of the Employer's contribution
made for the account for an Employee or former Employee under all defined contribution plans for the year, and the Employee's before tax contributions under section 401(k) of the Code to all defined contribution plans for the year, and

                          (B)     the Employee's or former Employee's deposits
or other after-tax contributions to such defined contribution plan for the year; and

                          (C)     forfeitures allocated to the Employee or
former Employee under the defined contribution plan for the year; and

                          (D)     contributions allocated on the Employee or
former Employee's behalf to any individual medical account under Code Sections 401(h)(6) and 419A(d).

         6.2     Benefits in Event of Termination. The provisions of this
Section 6.2 shall apply only in respect of retirement benefits payable under the Plan to or on account of the 25 highest paid Employees of each Employer, determined as of the effective date, who are covered hereunder and whose monthly retirement benefits under the Plan, upon normal retirement, will exceed $125, and will so apply only if the Plan is terminated or if benefits of any said 25 highest paid Employees become payable before ten years after the effective date or if the Plan is terminated any time thereafter and the full current cost of the Plan for the ten years then ended have not then been funded, and shall apply notwithstanding any other distribution provisions under this Plan. If the Plan should at any time be adopted by a subsidiary of the Company, the restrictions of this Section 6.2 shall apply to the benefits payable to the Employees of such Employer-subsidiary as if the date of adoption were the effective date. If the Plan should at any time be amended so as to substantially increase the benefits payable hereunder, the restrictions of this
Section 6.2 shall apply to the increased benefits as if the date of amendment were the Effective Date.

                 If, at any time during which this limitation applies, the Plan is terminated or the full current costs thereof are not met, the retirement benefits payable to or on account of an Employee to whom the provisions of this
Section 6.2 are applicable shall not exceed the retirement benefit which could be provided from the contributions of the Employer with respect to him, if such contributions did not exceed the larger of the following amounts: (i) $20,000 or (ii) 20% of the average annual Compensation of such Employee for the 5 calendar years immediately preceding retirement which is not in excess of $50,000, multiplied by the number of years elapsed since the effective date and the first to occur of (a) the date of the termination of the Plan, (b) the date a retirement benefit becomes payable to any one of said 25 highest paid Employees, or (c) the date a retirement benefit becomes payable to any one of said 25 highest paid Employees when the full current costs of the Plan have not then been funded. In the event the restrictions of this Section 6.2 are applicable, that portion of the asset value of the Trust arising from contributions made under the Plan to the extent that such contributions are subject to the limitations specified herein, will be apportioned and distributed to the other Employees not so restricted, in accordance with the provisions of Section 11.4. As long as this Plan has not been terminated and its full current costs have been met, the provisions of this Section 6.2 shall not restrict the payments of full retirement or termination benefits to a retired or terminated Employee.

                                   SECTION 7
                          DESIGNATION OF BENEFICIARIES

         Beneficiaries. Each Employee, retired Employee or terminated Employee shall designate upon such forms as may be provided for that purpose a beneficiary or beneficiaries who may receive the benefits, if any, payable under the Plan after his death (other than the benefits described in Section 5.7(b) hereof, as to which separate designations shall be made). An Employee, retired Employee, or terminated Employee may, on the forms provided for this purpose, change or revoke his beneficiary or beneficiaries. The designation, change, or revocation of a beneficiary or beneficiaries shall not be effective for any purpose unless and until it has been received by the Retirement Committee during the Employee's, retired Employee's, or terminated Employee's lifetime. However, regardless of the above, the designation change or revocation by a married Employee, retired Employee or terminated Employee of a beneficiary other than that person's spouse which is made after December 31, 1984 shall not be effective unless such designation, change or revocation is consented to in writing by the individual's spouse with such consent being made in accordance with rules and regulations of the Retirement Committee similar to those for spousal consents under Section 5.6.

                 In the event that an Employee, retired Employee, or terminated Employee does not designate a beneficiary or beneficiaries in the manner above provided, or if for any reason such designation shall be legally ineffective or revoked, or if such beneficiary or beneficiaries predecease him or should die prior to payment of the benefits payable under the Plan after his death, then the Trustees shall distribute the benefits, if any, then payable to the then surviving members of the following classes of persons, with preference for classes in the order listed, in equal shares among class members should there be more than one class member then living:

                 (a)      spouse;

                 (b)      children (including children by adoption);

                 (c)      parents (including adopting parents);

                 (d) brothers and sisters (including brothers and sisters of the half blood and brothers and sisters by adoption); and

                 (e) the executor or administrator of the Employee's or retired Employee's or terminated Employee's estate.

                                   SECTION 8
                            MISCELLANEOUS PROVISIONS

         8.1 Required Information to be Furnished. Each Employee, former Employee and beneficiary shall furnish to the Retirement Committee such information as the Retirement Committee considers necessary or desirable for the purpose of administering the Plan and regardless of any Plan provision to the contrary, the payment of benefits hereunder is conditioned upon the furnishing of such information. Each Employee and former Employee will submit proof of his age (and, in the case of a joint and survivor option, proof of the age of the spouse or other designated beneficiary) to the Retirement Committee at such time as it may be required. The Retirement Committee will, if such proof of age is not submitted as required, use as conclusive evidence thereof such information as is deemed by it to be reliable, regardless of the source of such information. Any adjustment required by reason of lack of proof or the misstatement of the age of any person entitled to benefits hereunder will be in such manner as the Retirement Committee deems equitable.

                 Any notice or information which may be required according to the Plan or any rule established by the Retirement Committee pursuant to the terms of the Plan shall be deemed to be furnished if addressed and either delivered in person or mailed, postage fully prepaid, to the Retirement Committee, c/o DeSoto, Inc., 16750 South Vincennes Road, South Holland, Illinois 60473.

         8.2 Benefits Payable to Incompetents. If any person entitled to benefit payments hereunder shall be under a legal disability or, in the sole judgment of the Retirement Committee, shall otherwise be unable to apply such payments to his own best interest and advantage, the Retirement Committee, in the exercise of its discretion, may direct all or any portion of such benefit payments to be made in any one or more of the following ways:

                  (a) Directly to such person;

                  (b) To his legal guardian or conservator, or

                (c) To his spouse or to any other person, to be expended for his benefit.

                 The decision of the Retirement Committee will, in each case, be final and binding upon all persons, and the Retirement Committee shall not be obliged to see to the proper application or expenditure of any payments so made. Any payment made pursuant to the power herein conferred upon the Retirement Committee shall operate as a complete discharge of all obligations under the Plan as to such benefit payments.

         8.3 Nonassignability. It is a condition of the Plan to which all rights of any person shall be subject, that payments hereunder shall be made only to those persons entitled thereto under the terms of this Plan, and no right or interest in the Plan or Trust shall be transferable or assignable; such right or interest may not be anticipated, charged or encumbered, and shall not be subject to or reached by any legal or equitable process (including execution, garnishment, attachment, pledge or bankruptcy) in satisfaction of any debt, liability or obligation, prior to its receipt, including any liability or obligation for alimony, separate maintenance or child support payments; provided, however, that nothing herein shall be deemed to preclude the Plan from complying with an order which the Retirement Committee determines to be a qualified domestic relations order" within the meaning of Section 401(a)(13)(b) of the Code.

         8.4 Employment Rights. This Plan shall not be construed to create a contract of employment between an Employer and any Employee, or to create a right in any Employee to be continued in the employment of an Employer, or to limit an Employer's right to discharge any Employee with or without cause.

         8.5 Other Rights and Liabilities. No employee shall have any right to, or interest in, any part of the assets held under the Plan upon termination of employment or otherwise, except as provided under the Plan and then only to the extent of the benefits payable to such Employee from the Trust. All payments of benefits provided for in the Plan shall be made solely out of the Trust, and neither the Company nor any other Employer nor the Retirement Committee nor any Trustee shall in any manner be liable therefor. Neither the Company nor any other Employer nor the Retirement Committee nor any Trustee in any manner guarantees that the Trust will not depreciate, or sustain losses, or otherwise be reduced.

         8.6 Mailing of Benefits. Each person entitled to benefits hereunder shall file with the Retirement Committee in writing his complete mailing address and each change of mailing address, and any check representing payment hereunder and any communication addressed to an Employee, a retired Employee, a terminated Employee or to any other person at his last address so filed, or if no such address has been filed, then at his last address indicated on the records of the Employer, shall be deemed to have been received by such person for all purposes of the Plan, and neither the Retirement Committee, nor the Company, nor the Trustees shall be obliged to search for or ascertain the location of any person. If in the judgment of the Retirement Committee there is any doubt that benefits are being received by the person entitled thereto, the Retirement Committee may hold such benefits for the benefit of such person.

                                   SECTION 9
                                 ADMINISTRATION

         9.1 Company Powers. The Company shall be the Plan Administrator of the Plan and shall be responsible for the administration of the Plan and shall exercise such powers as may be necessary to carry out its provisions. The Company may make supplementary rules and regulations for the administration of the Plan and shall have the exclusive right to decide questions of interpretation or to resolve ambiguities. All interpretations, determinations and decisions of the Company shall be final, conclusive and binding upon all persons having or claiming any interest under the Plan.

         9.2 Retirement Committee. All the powers and rights of the Company, subject to such restrictions, limitations, and conditions as may be imposed by the Board, shall be exercised by a Retirement Committee, consisting of one or more persons appointed by resolution of the Board, and which Retirement Committee shall be a Named Fiduciary for purposes of ERISA. Each member of the Retirement Committee shall continue in office until he resigns or in discharged by a resolution of the Board.

                 A majority of the members of the Retirement Committee in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Retirement Committee at any meeting shall be by vote of a majority of those persons present at such meeting.

                 The Retirement Committee shall perform all of the duties and may exercise all of the powers specifically granted to it in the Plan and those powers delegated to it by the Company. The Retirement Committee shall adopt or cause to be prepared all actuarial tables and computations which shall be necessary or desirable to carry out the terms of the Plan, and shall be authorized to change such tables as such changes may become necessary or desirable in the judgment of the Retirement Committee.

                 The Retirement Committee shall maintain or cause to be maintained such records and accounts as may be necessary or desirable in connection with the management and operation of the Plan. In the conduct of its affairs, the Retirement Committee may employ counsel (who may be counsel to the Company) and such clerical, medical and actuarial services as are necessary or desirable.

                 The Retirement Committee shall have the right, from time to time, to delegate in writing to any individual member of the Retirement Committee or to any other person or persons, subject to such terms, conditions and restrictions as they may prescribe, such of their rights, powers, authorities, discretions and duties hereunder, except those dealing with interpretation of the provisions of the Plan, as they shall determine; and all actions taken by any such person or persons pursuant to and in accordance with any such delegations shall be effective and binding upon all parties to the same extent as though taken by the Retirement Committee.

                 The members of the Retirement Committee shall discharge their duties with respect to the Plan solely in the interests of the participants and beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, but no member shall be personally liable upon any contract, agreement, bond or other instrument made or executed by him or on his behalf as a member of the Retirement Committee; nor for any mistake of judgment made by him or any other member of the Retirement Committee; nor for any loss unless resulting from his own gross negligence or willful misconduct; and no member shall be liable for the neglect, omissions or wrongdoing of any other member or members, or of the agents, employees or counsel of the Retirement Committee.

         9.3 Expenses of Administration. The Employers will pay all expenses incurred in the administration of the Plan, including expenses and fees of the Trustees, if any, except that, if not so paid, such expenses and fees shall be paid from the Trust.

                                   SECTION 10
                           AMENDMENT AND TERMINATION

         10.1 Right to Amend or Terminate. The Company expects the Plan to be permanent, but since future conditions affecting the Company cannot be anticipated or foreseen, subject to the provisions of Section 10.4, the Company must necessarily and does hereby reserve the right to amend, modify or terminate the Plan, including without limitation of the foregoing the right to reduce or discontinue contributions at any time by the action of the Board.

However, no such amendment shall cause any reduction in the Accrued Benefit of any Participant (except to the extent permitted under Code Section 412(c)(8)).

         10.2 Qualification Under the Internal Revenue Code. It is intended that the Plan shall qualify and hereafter continue to qualify under the Code and ERISA, and that all contributions made under the Plan shall be deductible for federal income tax purposes under section 404 of the Code. Without limiting the generality of the provisions of Section 10.1 hereof, the Company reserves the right at all times to modify or amend the Plan in any respect whatsoever in order to meet the requirements of the Code or ERISA as now in effect or as hereafter amended.

         10.3 Distribution on Termination. It is the intention of the Company to continue the Plan and make contributions each year, but subject to the provisions of Section 10.4, the Company by resolution of the Board may, for any reason, temporarily suspend or permanently discontinue contributions, or reduce such contributions below amounts deemed sufficient under the provisions hereof.

                 Subject to the provisions of Section 10.4, the Plan may be terminated at any time by the Board subject to and in accordance with all applicable provisions of law, and shall be terminated in case the Company permanently discontinues contributions as provided in the paragraph above or (except where, in the case of the merger or consolidation of the Company with or into another corporation, or the transfer of substantially all of the assets and business of the Company to another corporation, the resulting or acquiring corporation, as the case may be, elects, with the consent of the Company, within a period of six months after the effective date of any such event to continue the Plan with respect to the transferred Employees) if the Company ceases to exist.

                 In the event of termination or partial termination of the Plan for any reason, payment of retirement benefits shall forthwith ease and a valuation of the assets of the Trust shall be made as soon as possible. Upon completion of such valuation and after payment of all expenses, if any, that are not paid by the Employers, the assets of the Trust then held under the Plan shall be allocated in accordance with Section 4044 of ERISA to the extent such assets are available to provide, after all expenses of administration or liquidation, Plan benefits in the following manner and order:

                 (a) First, to provide retirement benefits equal to the smallest benefit which could be provided under the Plan based on the provisions of the Plan as in effect during the five year period ending on the termination date of the Plan for each person who was receiving benefit payments, and each person who was eligible to begin receiving benefits, as of the beginning of the three year period ending on the termination date, without reference to the order in which such persons became or could have become entitled to receive such benefits.

                 (b) Second, if any assets of the Trust remain after the application of subsection (a) above, to provide all or that part of the retirement benefit guaranteed under Section 4022 of ERISA arrived at by determining the smallest benefit which could be provided under the Plan based on the provisions of the Plan as in effect during the five-year period ending on the termination date for those persons specified in subsection (a) hereof.

                 (c) Third, to provide those benefits not provided by application of subsections (a) and (b) above which would be provided under the Plan in effect five years prior to the termination date, and then to provide such benefits which would be provided under each successive amendment of the Plan. If assets are insufficient to provide such benefits at any step in the foregoing manner of distribution, distribution shall be pro rata based upon present value of each person's benefit as of the termination date.

                 (d) Fourth, to provide all other benefits accrued under the Plan, in the order of priority described in subsection (c) above.

                 (e) Except as otherwise provided in the second sentence of this Subsection 10.3(e) or any other provision of the Plan, if any assets of the Trust remain, they may revert to the Company, provided that there are no other groups of Employees remaining in the Plan. However, regardless of the first sentence of this subsection 10.3(e), upon the termination of the Plan at any time during the five-year period following a "Change in Control" of the Company as defined in Section 10.4, if any assets of the Trust remain, in lieu of the reversion to the Company provided for above, such assets shall be applied to provide additional lump sum benefits to Employees and former Employees who are employed by an Employer on the date of such termination. The lump sum benefit to be paid to each such Employee and former Employee shall be determined by multiplying the remaining assets of the Trust by a fraction the numerator of which is the equivalent actuarial value, based on the factors for actuarial equivalence contained in Section 5.15, of the benefit such Employee or former Employee is eligible to receive under the preceding subsections of this Section 10.3, and the denominator of which is the aggregate of the equivalent actuarial values, based on the actuarial factors of the benefits all such Employees and former Employees are eligible to receive under the preceding subsections of this Section 10.3.

                 Notwithstanding the foregoing, in the event the Plan terminates, or there is a spinoff of part of the Plan (in excess of the 3 percent of the Plan assets permitted under regulation Section 1.414(1)-1(n)(2)), within five years following the date of any merger of another plan into the Plan (the "Merger Date"), and if the sum of the assets in the Plan after such merger was less than the sum of the present value of the accrued benefits (whether or not vested) of both the Plan and such other plan on a termina-tion basis on the Merger Date, then a special schedule of benefits shall be created from the necessary (as identified by an enrolled actuary) data maintained by the Company and shall be inserted in and modify the allocation priorities set forth above in this Section 10.3 at the time of such termination or spinoff, in accordance with regulation Sections 1.414(l)-1(e) through (j).

                 If Plan assets available for allocation under subsection (a) or (b) above are insufficient to satisfy in full the retirement benefits of all persons described in that subsection, such assets shall be allocated pro rata among such persons on the basis of the present value as of the termination date of their respective benefits described in that subsection.

                 The retirement benefits to be provided by the allocations as provided in this Section 10.3 shall be fully vested and nonforfeitable as of the termination date for distribution to the persons entitled thereto, and distribution may be implemented through the continuance of the trust fund, or by purchase of nontransferable annuity contracts, or by a combination thereof. The Company may direct that any or all of such benefits to be provided by such allocations may be computed on an actuarial basis and distributed as an actuarially equivalent immediate cash payment.

         10.4 Change in Control of Company. In the event there is a "Change in Control" of the Company, as defined below, the following subsections of this
Section 10.4 shall apply regardless of any provisions of the Plan to the contrary.

                 (a) The Plan may not be terminated or partially terminated by the Board or otherwise at any time during the five-year period beginning on the date of a Change in Control.

                 (b) Provisions of the Plan under which Employees accrue benefits, and provisions of the Plan under which optional forms of benefit and the actuarial value thereof are determined, cannot be amended to reduce such benefit accruals, or to modify or eliminate an optional form of benefit or reduce the value thereof, at any time during the five-year period beginning on the date of a Change in Control.

                 (c)      Subsections 10.3(e) and 10.4(a), (b), (c), and (d),
and Section 11.4 cannot be amended by the Board or otherwise in any way which would limit or reduce the effect of said section and subsections.

                 (d) For purposes of this Section 10.4, a "Change in Control, shall be deemed to have occurred at such time as (1) without the prior approval of two-thirds of the Whole Board and a majority of the Continuing Directors (but not less than one Continuing Director), any New Substantial Stockholder becomes a Beneficial Owner directly or indirectly, of 35 percent or more of the voting power of the Voting Stock of the Company; or (2) one-third or more of the Board consists of members not nominated for membership by the Company or the Board. The meanings of the capitalized terms used in, and any determinations or computations made pursuant to, this subsection 10.4(d) shall be as set forth in Article Sixth of the Certificate of Incorporation of the Company, except that, for purposes of this section 10.4(d), a person shall be considered a Beneficial Owner of Voting Stock which such person has a proxy (other than a proxy solicited by or on behalf of the Company or the Board) to vote for the election of the Company.

         10.5 Security Required Upon Adoption of Plan Amendment. In the event the Plan adopts an amendment which would increase current liability under the Plan for a plan year in which such amendment takes effect and the funded current liability percentage of the Plan (for the plan year) is less than 60 percent, including the amount of the unfunded current liability under the Plan attributable to such amendment, the Employer shall provide security to the Plan or if such security is not provided then such amendment shall not be effective.

                 The security required under this Section 10.5 shall consist of
(a) a bond issued by a corporate surety company that is an acceptable surety for purposes of ERISA Section 412; (b) cash, or United States obligations which mature in 3 years or less, held in escrow by a bank or similar financial institution or (c) such other form of security as is satisfactory to the Secretary of the Treasury and the parties involved.

                 The amount of the security shall be the excess of the lesser of (a) the amount of additional Plan assets which would be necessary to increase the funded current liability percentage under the Plan to 60 percent, including the amount of the unfunded current liability under the Plan attributable to the Plan amendment and any other Plan amendments adopted after December 22, 1987 and before such Plan amendment, or (b) the amount of the increase in current liability under the Plan attributable to the Plan amendment over $10,000,000.

                 The security shall be released (and any amounts thereunder shall be refunded together with any interest accrued thereon) at the end of the first plan year which ends after the security is provided and for which the funded current liability percentage under the Plan is not less than 60 percent.

                 For purposes of this Section 10.5, the terms "current liability", "funded current liability percentage", and "unfunded current liability" shall have the meanings given such terms in Code Section 412(1), except that in computing unfunded current liability any unamortized portion of the unfunded old liability amount as of the close of the plan year shall not be taken into account.

                                   SECTION 11
                                   THE TRUST

         11.1    Trust.    The trust shall be comprised of all of the assets
held for the purposes of the Plan, including therein all contributions hereto and the earnings thereon and increments thereto. The Trust will be invested and administered by the Trustees in accordance with the terms of the Trust agreement. The Trustees shall be a Named Fiduciary of the Plan and shall establish a funding policy for the Trust.

         11.2 Benefits Supported Only by Trust. Any person having any claim under the Plan will look solely to the assets of the Trust for satisfaction. In no event will the Company or any other Employer, or any of their officers, members of their Boards of Directors, members of the Retirement Committee, or the Trustees or successor Trustees be liable in their individual capacities to any person whomsoever under the provisions of the Plan or the Trust Agreement.

         11.3 Trust Applicable Only to Payment of Benefits. The assets of the Trust will be used and applied in accordance with the provisions of the Plan to provide the benefits thereof, and no part of the corpus or income of the Trust will be used for, or diverted to, purposes other than for the exclusive benefit of the Employees, retired Employees, terminated Employees and other persons entitled to benefits hereunder, except to the extent provided in Sections 9.3 and 10.3(e) hereof.

         11.4 Transfer, Merger or Consolidation. If an Employer shall sell or otherwise transfer any of its assets to another person or entity, and in connection therewith any Employees of such Employer shall become employees of such other person or entity, the Company in its discretion, may direct the Trustee to pay such amount or transfer such assets from the Trust as the Company may determine to a trustee or trustees of one or more trusts which are qualified trusts as described in section 401(a) of the Code established by such other person or entity for the purpose of providing pensions for the former Employees, or to a life insurance company or companies under a contract or contracts entered into by such other person or entity for such purpose.

                 The Plan may not merge or consolidate with, or transfer its assets or liabilities to, any other plan unless each Employee would (if the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Employee would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated). In addition, no other plan may transfer its assets or liabilities to the Plan during the five-year period beginning on the date of a "Change in Control," as defined in Section 10.4, unless each Employee in the Plan would (if the Plan had then terminated) receive a benefit immediately following the transfer which is equal to or greater than the benefit the Employee would have been entitled to receive immediately before the transfer (if the plan had then terminated.)

                 For purposes of this Section 11.4, the benefit an Employee would have been entitled to receive immediately before or after a merger, consolidation or transfer (if the Plan had then terminated) shall be determined in accordance with the applicable provisions of Section 10.3, including, but not limited to, subsection 10.3(e), if applicable.

                                   SECTION 12
                            CLAIMS REVIEW PROCEDURE

         Claims Review Procedure. A Participant or beneficiary shall make all claims for benefits under the Plan in writing addressed to the Retirement Committee at the address of the Company. Each claim shall be reviewed by the Retirement Committee within a reasonable time after it is submitted, but in no event longer than 90 days after it is received by the Retirement Committee. If a claim is wholly or partially denied, the claimant shall be sent written notice of such fact within 14 days of the denial. The denial notice, which shall be written in a manner calculated to be understood by the claimant, shall contain (i) the specific reason or reasons for the denial, (ii) specific reference to pertinent Plan and Trust provisions on which the denial is based,
(iii) a description of any additional material information necessary for the claimant to perfect his claim and an explanation of why such material or information is necessary, and (iv) an explanation of the Plan's claim review procedure.

                 Within 60 days after receipt by the claimant of written notice of the denial, the claimant or his duly authorized representative may appeal such denial by filing a written application for review with the Chairman of the Board of Directors of the Company. Such application shall be addressed to the Chairman at the address of the Company, and may include a statement of the issues and other comments. Each such application shall state the grounds upon which the claimant seeks to have the claim reviewed. The claimant or his representative shall have access to all pertinent documents relative to the claim for the purpose of preparing the application. The Chairman of the Board shall then review the decision and notify the claimant in writing of the results of the redetermination within 60 days of receipt of the application for review, which decision shall be in writing, written in a manner calculated to be understood by the claimant and include specific reasons for the decision and specific reference to the pertinent Plan and Trust provisions on which the decision is based. The 60 day period for the decision of the Chairman of the Board may be extended if specific circumstances require an extension of time for processing, in which case the decision shall be rendered as soon as possible, but not later than 120 days after receipt of the application for review.

                                   SECTION 13
                                 APPLICABLE LAW

         Applicable Law. Since the Company's principal office and the Trustee's domicile are in the State of Illinois, and since it is contemplated that the situs of administration of the Plan and Trust will continue in such State, all rights under the Plan and Trust shall be governed, construed and administered in accordance with the laws of the State of Illinois to the extent such laws are not superseded pursuant to the provisions of Section 514 of ERISA.

         IN WITNESS WHEREOF, the Company has caused this instrument to be signed and the Company corporate seal to be affixed by its duly authorized officers have hereunto set their hands and seals as of this 30th day of December, 1993.

                                               DeSOTO, INC.

                                               By: [ILLEGIBLE]
                                                   -----------------------------


(Corporate Seal)

ATTEST: [ILLEGIBLE]
        ----------------------------
                 Secretary

                                 SUPPLEMENT ONE
                       (Effective as of January 1, 1987)
                                     to the
                    DeSOTO SALARIED EMPLOYEES' PENSION PLAN

                        TOP HEAVY AND RELATED PROVISIONS

         1.1     Application of Top-Heavy Provisions.

                 (a) Single Plan Determination. Except as provided in subsection (b) (2), if as of a Determination Date the sum of the amount of the
Section 416 Benefit of Key Employees and the beneficiaries of deceased Key Employees exceeds 60 percent of the amount of the Section 416 Benefit of all Employees, and beneficiaries other than former Key Employees, the Plan is top-heavy and the provisions of this Supplement shall become applicable.

                 (b)      Aggregation Group Determination.

                          (1)     If as of a Determination Date this Plan is
part of an Aggregation Group which is top-heavy, the provisions of this Supplement shall become applicable. Top-heaviness for purposes of this subsection shall be determined with respect to the Aggregation Group in the same manner as described in subsection (a).

                          (2)     If this Plan is top-heavy under subsection
(a), but the Aggregation Group is not top-heavy, this Supplement shall not be applicable.

                 (c) Calculations. The Retirement Committee shall have responsibility to make all calculations to determine whether this Plan is top-heavy.

                 (d) Effective Date. This Supplement shall be effective with respect to any plan years beginning on and after January 1, 1987.

         1.2 Special Terms. For purposes of this Supplement, the following terms shall have the following meanings:

                 (a) "Aggregation Group" means collectively this Plan and all other plans maintained by the Company and its Affiliates which cover a Key Employee and any other plan which enables a plan covering a Key Employee to meet the requirements of Code sections 401(a)(4) or 410. In addition, at the election of the Retirement Committee, the Aggregation Group may be expanded to include any other qualified plan maintained by the Employers or an affiliate if such Aggregation Group meets the requirements of Code sections 401(a)(4) and 410.

                 (b) "Compensation" means an Employee's earnings received from the Employer and affiliates reportable for federal withholding purposes for the calendar year.

                 (c) "Determination Date" means the last day of the plan year immediately preceding the plan year for which top-heaviness is to be determined, or in the case of the first plan year of a new plan, the last day of such plan year.

                 (d) "Key Employee" means an Employee who for the plan year containing the Determination Date or any of the four preceding plan years is--

                          (1)     an officer of an Employer or an affiliate
whose annual Compensation is greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for such plan year; provided, however, that no more than the lesser of--

                                  (A)      50 Employees, or

                                  (B)      the greater of (i) three Employees
or (ii) 10 percent of all Employees, shall be treated as officers, and such officers shall be those with the highest annual Compensation in the five-year period;

                          (2)     one of the ten Employees having annual
Compensation from the Employer for such plan year greater than the dollar limit specified in Code section 415(c)(1)(A), and owning (or considered as owning pursuant to Code section 318) both more than a one-half of 1 percent interest and one of the ten largest interests in the Employer or affiliate.

                          (3)     a 5 percent owner of an Employer or
affiliate; or

                          (4)     a 1 percent owner of an Employer or
affiliate having an annual Compensation of more than $150,000.

                 Key Employee shall also include a beneficiary of a deceased Key Employee.

                 Ownership shall be determined in accordance with Code section 416(i)(1)(B) and (C). For purposes of paragraph (2), if two Employees have the same ownership interest in an Employer or affiliate, the Employee having the greater annual Compensation from an Employer or affiliate shall be treated as having a larger interest.

                          (e) "Section 416 Benefit" means the sum of--

                              (1)      the present value of the accrued
benefit credited as of a Determination Date to an Employee, former Employee or beneficiary under the Plan and any other qualified defined benefit plan which is part of an Aggregation Group;

                              (2)      the amount credited to an Employee's,
former Employee's beneficiary's account under a qualified defined contribution plan which is part of an Aggregation Group; and

                              (3)      the amount of distributions to the
Employee, former Employee or beneficiary during the five-year period ending on the Determination Date other than a distribution which is a tax-free rollover contribution (or similar transfer) that in not initiated by said person or that is contributed to a plan which is maintained by an Employer or affiliate;

                                       reduced by--

                              (4)      the amount of rollover contributions
(or similar transfer) and earnings thereon credited as of a Determination Date under the Plan or a plan forming part of an Aggregation Group which is attributable to a rollover contribution (or similar transfer) initiated by the Employee or former Employee and derived from a plan not maintained by an Employer or affiliate.

                 The present value of the accrued benefits shall be determined as of the most recent valuation date used for purposes of Code section 412 which is within the 12-month period ending on the Determination Date. The accrued benefit of an Employee shall be determined as if the Employee terminated service as of such valuation date. Reasonable interest rate and mortality assumptions shall be used to compute the present value of the accrued benefits.

                 The account or accrued benefit of an Employee or former Employee who was a Key Employee and who subsequently meets none of the conditions of subsection (d) above for the plan year containing the Determination Date and the preceding four plan years is not a Section 416 Benefit and shall be excluded from all computations under this Supplement. Furthermore, if an Employee or former Employee has not received any compensation from the Employer or affiliates (other than benefits under the Plan) during the five-year period ending on the Determination Date, any accrued benefit for such person (and any account of such Member) shall not be taken into account in determining top-heaviness under this Supplement.

         1.3 Vesting Requirements. If the Plan is determined to be top-heavy with respect to a Plan Year under the provisions of section 1.1, then an Employee's or former Employee's interest in the accrued benefit shall vest in accordance with the following schedule:


 Years of                      Vesting
Employment                    Percentage
- ----------                    ----------
Less than 2                      0%
          2                      20%
          3                      40%
          4                      60%
  5 or more                     100%

                 The foregoing vesting provision shall not apply to an Employee or former Employee who does not have an Hour of Service after the Plan becomes top-heavy. If in a subsequent plan year the Plan is no longer top-heavy, the vesting provisions that were in effect prior to the time the Plan became top-heavy shall be reinstated; provided, however, that any portion of an Employee's or former Employee's accrued benefit which was vested prior to the time the Plan was no longer top-heavy shall remain vested, and provided further, that an Employee or former Employee who has at least three Years of Employment at the start of such plan Year shall have the option of remaining under the vesting schedule in effect while the Plan was top-heavy.

         1.4     Minimum Benefit.

                 (a) Minimum Accrual Formula. If the Plan is determined to be top-heavy under the provisions of section 1.1 with respect to a plan year, the accrued benefit, when expressed as an Annual Retirement Benefit (as defined below), of an Employee or former Employee who is not a Key Employee shall not be less than the difference between (1) and (2) where--

                          (1)     is the product of--

                                  (A)      the number of years of Top-Heavy
Service (as defined below); and

                                  (B)      2 percent of the Employee's or
former Employee's average Compensation during the period of the five consecutive years of Top-Heavy Service during which the individual had the greatest aggregate Compensation;

but such product shall not exceed 20 percent of the average Compensation; and

                          (2)     is the amount of the Annual Retirement
Benefit that would be provided by the Employee or former Employee's account balance attributable to Employer contributions under a defined contribution plan which is included in an Aggregation Group.

                 (b)      Definitions.

                          (1)     Annual Retirement Benefit means a benefit
payable annually in the form of a single life annuity and which commences at age 65. If the benefit is payable in another form or commences at another time, the amount described in subsection (a) above shall be adjusted on an equivalent basis. Preretirement death benefits shall not cause a reduction in the amount of the benefit.

                          (2)     A year of Top-Heavy Service shall be credited
for each year of Credited Service which is credited with respect to a plan year in which the Plan is top-heavy.

         1.5 Limit on Annual Compensation Taken into Account. If this Plan is determined to be top-heavy under section 1.1 above, the annual Compensation of each Employee that may be taken into account under the Plan shall not exceed the first $200,000 (as adjusted by the Secretary of the Treasury under Code section 416(d)).

         1.6     Limit on Annual Additions: Combined Plan Limit.

                 (a) General. If this Plan is determined to be topheavy under section 1.1 above, Section 6.1(c)(4)(B)(i) and 6.1(c)(5)(B)(i) of the Plan shall be applied by substituting "1.0" for "1.25" in each place it appears. The transitional rule of Code section 415(e)(6)(B)(i) shall be applied by substituting "$41,500" for "$51,875".

                 (b)      Exception. Subsection (a) shall not be applicable if

                          (1)     section 1.3 above is applied by substituting
"4 percent" for "3 percent", and

                          (2)     this Plan would not be top-heavy if "90
percent" is substituted for "60 percent" in section 1.1(a) above.

                 (c) Transitional Rule. If, but for this subsection (c), subsection (a) would begin to apply with respect to the Plan, the application of subsection (a) shall be suspended with respect to an Employee so long as there are--

                          (1)     no Employer contributions, forfeitures, or
voluntary nondeductible contributions allocated to such Employee, and

                          (2) no accruals under a qualified defined benefit
plan for such Employee.

                                   APPENDIX A

         The provisions of this Appendix A shall be applicable to certain Salaried Employees who were participants in the Grays Harbor Plan (hereinafter called "Grays Harbor Participants"), the Royal Plan (hereinafter called "Royal Participants") and the Kerns Plan (hereinafter called "Kerns Participants"). Said Grays Harbor Participants, Royal Participants and Kerns Participants shall, in addition to benefits otherwise payable under the Plan, be entitled to receive the benefits provided for in this Appendix A. Such benefits earned under said Grays Harbor Plan, Royal Plan and Kerns Plan as of December 31, 1971 shall be fully vested as of January 1, 1972 in said Grays Harbor Participants, Royal Participants and Kerns Participants.

         1. Benefits for Grays Harbor Participants. Each Grays Harbor Participant shall, commencing on the first day of the month coincident with or next following the date on which said Grays Harbor Participant attains age 65, be entitled to receive, whether or not he is a Salaried Employee at that time, a monthly benefit payable thereafter for life of the amount set forth opposite his name on Schedule 1 of this Appendix A. A Grays Harbor Participant who terminates his employment with the Company prior to attaining age 65 shall have the right to elect to receive, in lieu of benefits payable at age 65, a monthly benefit, commencing the first day of the month coincident with or next following the later of the date said Grays Harbor Participant attains age 55 or terminates his employment and payable thereafter for life, of the amount set forth opposite his name of Schedule 1 of this Appendix A reduced in accordance with the principles of Section 5.2.

         2. Benefits for Royal Participants. Each Royal Participant shall, commencing on the first day of the month coincident with or next following the date on which said Royal Participant attains age 65, be entitled to receive, whether or not he is a Salaried Employee at that time, a monthly benefit payable thereafter for life, but not less than for 60 payments, of the amount set forth opposite his name in Column I of Schedule 2 of this Appendix A. A Royal Participant shall have the right to elect to receive at age 65, in lieu of monthly benefits, a single lump sum of the amount set forth opposite his name in Column II of Schedule 2 of this Appendix A. If a Royal Participant terminates his employment with the Company prior to attaining age 65, he shall have the right to elect to receive, in lieu of monthly or lump sum benefits payable at age 65, either (a) a single lump sum in an amount equal to the amount set forth opposite his name in Column III of Schedule 2 of this Appendix A plus interest from January 1, 1972 to his termination of employment at the effective rate sufficient to accumulate at age 65 the lump sum amount in Column II of Schedule 2 of this Appendix A over the period between January 1, 1972 and the date he will attain age 65, or (b) a monthly benefit, commencing the first day of the month coincident with or next following the later of the date said Royal Participant attains age 55 or terminates his employment and payable thereafter for life, of the amount set forth opposite his name in Column I of
Schedule 2 of this Appendix A reduced in accordance with the principles of
Section 5.2. If a Royal Participant dies prior to attaining age 65, his beneficiary or beneficiaries shall receive a single lump sum payment of the amount the Participant would have been entitled to receive as a single lump sum payment under the preceding sentence had he terminated his employment immediately prior to his death.

         3. Benefits for Kerns Participants. Each Kerns Participant shall, commencing on the first day of the month coincident with or next following the date on which said Kerns Participant attains age 65, be entitled to receive, whether or not he is a Salaried Employee at that time, a monthly benefit payable thereafter for life, but not less than for 60 payments, of the amount set forth opposite his name in Column I of Schedule 3 of this Appendix A. A Kerns Participant shall have the right to elect to receive at age 65, in lieu of monthly benefits, a single lump sum of the amount set forth opposite his name in Column II of Schedule 3 of this Appendix A. If a Kerns Participant terminates his employment with the Company prior to attaining age 65, he shall have the right to elect to receive, in lieu of monthly or lump sum benefits payable at age 65, either (a) a single lump sum in an amount equal to the amount set forth opposite his name in Column III of Schedule 3 of this Appendix A plus interest from January 1, 1972 to his termination of employment at the effective rate sufficient to accumulate at age 65 the lump amount in Column II of Schedule 3 of this Appendix A over the period between January 1, 1972 and the date he will attain age 65, or (b) a monthly benefit, commencing the first day of the month coincident with or next following the later of the date said Kerns Participant attains age 55 or terminates his employment and payable thereafter for life, of the amount set forth opposite his name in Column I of
Schedule 3 of this Appendix A reduced in accordance with the principles of
Section 5.2. If a Kerns Participant dies prior to attaining age 65, his beneficiary or beneficiaries shall receive a single lump sum payment of the amount the Participant would have been entitled to receive as a single lump sum payment under the preceding sentence had he terminated his employment immediately prior to his death.

         4. Optional Forms of Benefits. Any optional form of benefit available under Section 5.7 shall, at the election of a Grays Harbor Participant, Royal Participant or Kerns Participant, be available for benefits under this Appendix A on an actuarial equivalent basis.

         5. Designation of Beneficiary. Each Royal Participant and Kerns Participant shall, in accordance with the rules of Section 7.1, designate a beneficiary or beneficiaries who may receive the benefits payable under this Appendix A after his death.

         6. Termination. The earned benefits under this Appendix A shall be provided by Policy GR 2126A of the Traveler's Insurance Company. In the event of termination of the Plan for any reason, the provisions of Section 10.3 shall not apply to said Policy.

         7. Consistency with the Plan. All provisions of the Plan not inconsistent with this Appendix A shall apply to Grays Harbor Participants, Royal Participants and Kerns Participants and to the benefits provided for in this Appendix A and, unless the context clearly indicates contrary, any term or phrase used or defined in the Plan shall have a similar meaning for purposes of this Appendix A.

                                   APPENDIX A

                                   SCHEDULE 1

                     BENEFITS FOR GRAY HARBOR PARTICIPANTS


               Grays Harbor                          Monthly
               Participant                           Benefit
               ------------                          -------

              Clarence Holm                          $367.88
              Victor Nieznalski                       235.69
              Cecile Nicholas                         122.17

                                   APPENDIX A

                                   SCHEDULE 2
                        BENEFITS FOR ROYAL PARTICIPANTS

                                 Column I       Column III        Column II
   Royal            Age at       Monthly         Lump Sum        Lump Sum at
Participant         1/1/72       Benefit        at 1/1/72          Age 65
- ----------------------------------------------------------------------------
R. Hines              54         $128.95       $13,114.86         $13,704.12
- ----------------------------------------------------------------------------
P. Hickey             62          376.87        38,802.29          40,338.23
- ----------------------------------------------------------------------------
W. Dailey             61          292.46        28,180.82          31,114.07
- ----------------------------------------------------------------------------
A. Leo                60          197.46        19,168.45          20,206.70
- ----------------------------------------------------------------------------
F. Barresi            60          261.34        22,296.90          27,715.62
- ----------------------------------------------------------------------------
R. Smith              60           94.71         9,457.80          10,089.07
- ----------------------------------------------------------------------------
M. O'Keefe            59          109.10        10,205.21          11,618.25
- ----------------------------------------------------------------------------
R. Ziegler            58           91.76         7,416.45           9,530.96
- ----------------------------------------------------------------------------
A. Dangelas           58           40.73         3,670.73           4,326.01
- ----------------------------------------------------------------------------
H. Langlais           58          156.05        12,160.69          16,797.70
- ----------------------------------------------------------------------------
N. Deboer             57          108.58         9,423.79          11,544.41
- ----------------------------------------------------------------------------
J. Jacomino           56          280.76        23,824.34          28,851.90
- ----------------------------------------------------------------------------
A. Moore              56          160.80        11,244.73          16,598.25
- ----------------------------------------------------------------------------
M. Acosta             56          138.33        11,121.42          14,342.66
- ----------------------------------------------------------------------------
H. Waller             56           94.92         6,980.83          10,677.63
- ----------------------------------------------------------------------------
I. Radnai             55           32.90         1,889.39           3,370.62
- ----------------------------------------------------------------------------
P. Hansard            55          107.89         5,754.41          11,404.06
- ----------------------------------------------------------------------------
T. Benham             53           87.71         6,722.06           8,858.18
- ----------------------------------------------------------------------------
J. Parker             53           71.84         5,496.24           8,186.57
- ----------------------------------------------------------------------------
W. Botelho            52           66.30         3,228.80           6,681.90
- ----------------------------------------------------------------------------
R. Arthur             52           48.29         3,585.96           5,043.68
- ----------------------------------------------------------------------------
L. Costa              52          123.67         7,202.80          12,974.51
- ----------------------------------------------------------------------------
T. Jacomino           52           96.77         5,979.10          10,243.36
- ----------------------------------------------------------------------------

                                   APPENDIX A

                                   SCHEDULE 2
                        BENEFITS FOR ROYAL PARTICIPANTS

                                 Column I       Column III        Column II
   Royal            Age at       Monthly         Lump Sum        Lump Sum at
Participant         1/1/72       Benefit        at 1/1/72          Age 65
- ----------------------------------------------------------------------------
D. Beck              51          $ 67.34        $ 4,596.44       $ 6,953.42
- ----------------------------------------------------------------------------
H. Dyer              51            58.69          2,156.16         6,169.38
- ----------------------------------------------------------------------------
R. Grime             50            84.36          7,347.63         9,749.13
- ----------------------------------------------------------------------------
S. Fuzesi            50           186.81         13,697.35        18,815.78
- ----------------------------------------------------------------------------
G. St. Martin        50           174.23          9,708.59        17,627.14
- ----------------------------------------------------------------------------
F. Bertonci          50            59.36          3,580.50         6,032.38
- ----------------------------------------------------------------------------
R. Gilbert           50            94.09          6,386.26         9,647.53
- ----------------------------------------------------------------------------
C. Powers            49            59.37          2,778.65         6,210.81
- ----------------------------------------------------------------------------
A. Talbot            49           119.89          5,893.67        12,598.07
- ----------------------------------------------------------------------------
L. Manning           48            25.52          1,087.47         2,995.35
- ----------------------------------------------------------------------------
P. Lappin            48            72.33          4,602.52         7,716.12
- ----------------------------------------------------------------------------
T. Kawasaki          48            44.74          2,972.35         5,251.13
- ----------------------------------------------------------------------------
T. Bailey            48           101.55          6,237.05        10,930.36
- ----------------------------------------------------------------------------
H. Weatherly         47           320.84         21,299.36        33,671.41
- ----------------------------------------------------------------------------
W. Lentz             46           126.51          6,833.86        13,651.05
- ----------------------------------------------------------------------------
F. Broome            46            55.68          2,277.09         6,171.14
- ----------------------------------------------------------------------------
W. Swafford          46            43.40          2,459.31         4,853.25
- ----------------------------------------------------------------------------
R. Caron             45            44.94          2,792.76         5,052.18
- ----------------------------------------------------------------------------
G. Tipton            45            91.19          4,600.41        10,343.53
- ----------------------------------------------------------------------------
J. Foley             44            36.55          2,199.07         4,069.57
- ----------------------------------------------------------------------------
L. Northcut          44            69.04          3,656.62         7,825.39
- ----------------------------------------------------------------------------
W. Howington         44            16.24            925.25         1,848.99
- ----------------------------------------------------------------------------
D. Foster            43            27.62          1,801.73         3,167.15
- ----------------------------------------------------------------------------
N. Sherman           43            32.75          1,825.37         3,823.03
- ----------------------------------------------------------------------------

                                   APPENDIX A

                                   SCHEDULE 2
                        BENEFITS FOR ROYAL PARTICIPANTS

                                 Column I       Column III        Column II
   Royal            Age at       Monthly         Lump Sum        Lump Sum at
Participant         1/1/72       Benefit        at 1/1/72          Age 65
- ----------------------------------------------------------------------------
E. West               43          $18.91        $1,262.33         $ 2,207.44
- ----------------------------------------------------------------------------
E. Burn               43           33.09         1,277.66           3,922.22
- ----------------------------------------------------------------------------
A. Spivey             42           28.92         1,354.64           3,413.49
- ----------------------------------------------------------------------------
W. Grider             41           42.81           726.99           5,106.31
- ----------------------------------------------------------------------------
C. Mello              41           88.97         2,592.93          10,851.63
- ----------------------------------------------------------------------------
J. Furtado            41           28.04           604.87           3,512.81
- ----------------------------------------------------------------------------
J. Norris             40           29.87         1,034.02           3,646.90
- ----------------------------------------------------------------------------
L. Desrache           40           25.35         1,657.66           3,164.86
- ----------------------------------------------------------------------------
T. Reed               40           25.05         1,163.71           3,183.73
- ----------------------------------------------------------------------------
K. Mock               39           51.14         2,497.13           6,294.75
- ----------------------------------------------------------------------------
C. Niles, Jr.         39           29.82           590.26           3,719.96
- ----------------------------------------------------------------------------
C. Thomas             39           26.55         1,497.91           3,525.48
- ----------------------------------------------------------------------------
C. Brown              38           24.31         1,280.44           3,055.60
- ----------------------------------------------------------------------------
G. Collins            37           24.00         1,203.55           3,040.32
- ----------------------------------------------------------------------------
A. Pacheco            34           10.40           373.05           1,319.62
- ----------------------------------------------------------------------------
R. Pereira            33           26.39           738.21           3,241.20
- ----------------------------------------------------------------------------
F. Texeria            33           11.89           478.29           1,460.30
- ----------------------------------------------------------------------------
H. Santos             33           16.67           603.53           2,084.25
- ----------------------------------------------------------------------------
W. Hudson             32            5.32           250.58             664.14
- ----------------------------------------------------------------------------
P. Brock              31           27.37           722.96           3,368.02
- ----------------------------------------------------------------------------
J. Anderson           30            8.64           378.23           1,067.08
- ----------------------------------------------------------------------------
F. Owen               29           10.49           461.76           1,282.98
- ----------------------------------------------------------------------------

                                  APPENDIX A

                                   SCHEDULE 2
                        BENEFITS FOR ROYAL PARTICIPANTS

                                 Column I       Column III        Column II
   Royal            Age at       Monthly         Lump Sum        Lump Sum at
Participant         1/1/72       Benefit        at 1/1/72          Age 65
- ----------------------------------------------------------------------------
R. Johnson           26           $ 2.88         $  106.92         $  349.49
- ----------------------------------------------------------------------------
B. Sturgill          61            47.26          3,332.96          5,644.34
- ----------------------------------------------------------------------------
R. Brown             54            33.23          1,833.00          3,792.68
- ----------------------------------------------------------------------------
I. Rapoza            53            48.88          3,347.81          5,654.01
- ----------------------------------------------------------------------------
V. Urban             52            41.15          2,854.44          4,782.14
- ----------------------------------------------------------------------------
R. Lindgren          51            11.33            349.33          1,463.99
- ----------------------------------------------------------------------------
T. Lorenz            50            49.67          3,278.17          5,566.38
- ----------------------------------------------------------------------------
M. Chism             50            85.54          6,321.18          9,715.42
- ----------------------------------------------------------------------------
M. Prophate          49            30.90          2,084.52          3,505.20
- ----------------------------------------------------------------------------
J. Rachlin           49             9.84            427.13          1,126.23
- ----------------------------------------------------------------------------
S. McLenden          49            28.90          2,144.59          3,427.91
- ----------------------------------------------------------------------------
L. Massey            48            13.80          1,066.02          1,641.67
- ----------------------------------------------------------------------------
E. Winkler           47            26.50          1,691.38          3,533.92
- ----------------------------------------------------------------------------
H. Cummings          46            20.51          1,315.31          2,473.00
- ----------------------------------------------------------------------------
L. Guay              45            21.53          1,447.11          2,670.08
- ----------------------------------------------------------------------------
B. Durham            43            11.19            586.79          1,483.22
- ----------------------------------------------------------------------------
B. Price             42            18.77          1,221.52          2,507.49
- ----------------------------------------------------------------------------
J. Campbell          41             9.61            514.79          1,333.52
- ----------------------------------------------------------------------------
P. Larkin            35             7.74            383.06          1,089.07
- ----------------------------------------------------------------------------
M. Goyette           34             9.13            510.08          1,254.18
- ----------------------------------------------------------------------------
E. Ufers             33             6.83            298.70            929.26
- ----------------------------------------------------------------------------
L. Thorn             26             2.66            129.61            370.00
- ----------------------------------------------------------------------------
B. Plourde           26             3.40            146.02            475.15
- ----------------------------------------------------------------------------

                                   APPENDIX A

                                   SCHEDULE 2
                        BENEFITS FOR ROYAL PARTICIPANTS

                                 Column I       Column III        Column II
   Royal            Age at       Monthly         Lump Sum        Lump Sum at
Participant         1/1/72       Benefit        at 1/1/72          Age 65
- ----------------------------------------------------------------------------
J. Souza             23          $  1.17        $    27.61       $   162.28
- ----------------------------------------------------------------------------
H. Burdette          52            28.82          1,208.59         2,930.61
- ----------------------------------------------------------------------------

                                   APPENDIX A

                                   SCHEDULE 3
                        BENEFITS FOR KERNS PARTICIPANTS

                                 Column I       Column III        Column II
   Kerns            Age at       Monthly         Lump Sum        Lump Sum at
Participant         1/1/72       Benefit        at 1/1/72          Age 65
- ----------------------------------------------------------------------------
R. Holden            64          $386.14        $37,529.64       $41,962.75
- ----------------------------------------------------------------------------
R. Peterson          63           155.07         14,114.24        16,873.79
- ----------------------------------------------------------------------------
H. Fromong           62           402.72         34,328.93        41,593.77
- ----------------------------------------------------------------------------
T. Eady              56           299.99         18,452.88        30,965.84
- ----------------------------------------------------------------------------
S. Morser            56            77.98          4,796.67         8,085.29
- ----------------------------------------------------------------------------
R. Porter            55            49.69          2,875.50         5,159.38
- ----------------------------------------------------------------------------
E. Begrin            54           128.46          7,028.60        13,127.81
- ----------------------------------------------------------------------------
D. Chapman           52           260.02         13,074.52        30,631.31
- ----------------------------------------------------------------------------
J. Frank             52            44.97          2,199.67         4,655.18
- ----------------------------------------------------------------------------
J. Chrustic          51           184.47          8,531.39        19,218.80
- ----------------------------------------------------------------------------
D. Downey            50            97.96          4,283.27        10,179.68
- ----------------------------------------------------------------------------
P. Shiffer           49           170.76          7,188.39        18,185.23
- ----------------------------------------------------------------------------
A. Luther            46            82.12          3,077.59         8,861.14
- ----------------------------------------------------------------------------
J. Stephen           46            19.14            717.31         2,111.90
- ----------------------------------------------------------------------------
J. Theisen           45            86.36          3,111.72         9,368.23
- ----------------------------------------------------------------------------
W. Hollingsworth     43            35.11          1,196.13         3,990.26
- ----------------------------------------------------------------------------
E. Bacho             40            54.22          1,689.91         6,679.14
- ----------------------------------------------------------------------------
C. Lyons             40            16.54            515.53         2,037.57
- ----------------------------------------------------------------------------
J. Cason             37             8.31            219.87         1,029.54
- ----------------------------------------------------------------------------
J. McDonald          37             3.23             85.47           401.96
- ----------------------------------------------------------------------------
P. Beland            33             6.10            129.74           755.95
- ----------------------------------------------------------------------------
J. Libal             33            13.19            280.61         1,649.76
- ----------------------------------------------------------------------------
N. Neil              26             5.88             85.31           716.69
- ----------------------------------------------------------------------------
B. Smith             58            23.61          1,821.55         2,746.35
- ----------------------------------------------------------------------------
J. Olson             53            32.75          1,884.76         3,831.72
- ----------------------------------------------------------------------------

                                   APPENDIX B

         The provisions of this Appendix B shall be applicable to certain Hourly Employees who were prior to January 1, 1972 participants in, and certain former Hourly Employees were receiving benefits under, the Artcraft Plan (hereinafter called "Artcraft Participants" and "Former Artcraft Participants"). Said Artcraft Participants and Former Artcraft Participants shall, in addition to benefits otherwise payable under the Plan, be entitled to receive the benefits provided for in this Appendix B. Such benefits earned under said Artcraft Plan as of December 31, 1971 shall be fully vested as of January 1, 1972 in said Participants.

         1. Benefits for Former Artcraft Participants. Each Former Artcraft Participant shall be entitled to receive a monthly benefit payable for life of the amount set forth opposite his name on Schedule 1 of this Appendix B.

         2. Benefits for Artcraft Participants. Each Artcraft Participant shall, commencing on the first day of the month coincident with or next following the date on which said Artcraft Participant attains age 65, be entitled to receive, whether or not he is an Hourly Employee at that time, a monthly benefit payable thereafter for life of the amount set forth opposite his name on Schedule 2 of this Appendix B. An Artcraft Participant who terminates his employment with the Company prior to attaining age 65 shall have the right to elect to receive, in lieu of benefits payable at age 65, a monthly benefit, commencing the first day of the month coincident with or next following the later of the date said Artcraft Participant attains age 55 or terminates his employment and payable thereafter for life, of the amount set forth opposite his name on Schedule 2 of this Appendix B reduced in accordance with the principles of Section 5.2.

         3. Optional Forms of Benefits. Any optional form of benefit available under Section 5.7 shall, at the election of an Artcraft Participant, be available for benefits under this Appendix B on an actuarial equivalent basis.

         4. Termination. The earned benefits under this Appendix B shall be provided by Policy GR 2126 of the Traveler's Insurance Company. In the event of termination of the Plan for any reason, the provisions of Section 10.3 shall not apply to said Policy.

         5. Consistency with the Plan. All provisions of the Plan not inconsistent with this Appendix B shall apply to the Participants, and to the benefits provided for in this Appendix B and, unless the context clearly indicates contrary, any term or phrase used or defined in the Plan shall have a similar meaning for purposes of this Appendix B.

                                   APPENDIX B

                                   SCHEDULE I

                   BENEFITS FOR FORMER ARTCRAFT PARTICIPANTS

Former Artcraft                                                       Monthly
 Participant                                                          Benefit
- ---------------                                                       -------
Georgiana Botelho                                                      $22.01

Lauretta Ouellette                                                      21.79

Jeannette Charette                                                      12.20

Nelson R. Tripp                                                         10.80

Alice Ouellette                                                         22.80

James F. Rogers                                                         22.10

Irene Lemay                                                             20.40

                                   APPENDIX B

                                   SCHEDULE 2

                       BENEFITS FOR ARTCRAFT PARTICIPANTS

 Artcraft                                                             Monthly
Participant                                                           Benefit
- -----------                                                           -------
Manuel Albergaria                                                      $ 9.40
Edward Allen                                                            24.00
E. Alves                                                                 2.40
I. Almeida                                                               2.40
Virginia Amaral                                                          5.00
P. Ambrose                                                               2.40
R. Andrade                                                               2.40
Robert Angelini                                                          5.20
C. Antaya                                                                2.40
Hector Anataya                                                          22.20
Ivo Araujo                                                               5.00
Antone Arruda                                                            4.00
L. Arruda                                                                2.40
Albert Aspden                                                           24.00
E. Aubin                                                                 2.40
John Azevedo                                                            24.00
Roland Banville                                                         17.80
Honorato Barbosa                                                        24.00
Maria Barbosa                                                            5.40
George Barboza                                                          24.00
Leo Barre                                                               24.00
Rene Bernier                                                            24.00
A. Bettencourt                                                           2.40
E. Beliveau                                                              2.40
Howard Blackburn                                                         9.40
Annette Bliss                                                           20.80
Margaret Booth                                                          24.00
Jane Borges                                                              4.40
S. Botelho                                                               2.40
A. Brady                                                                 2.40
Mary Branco                                                              4.20
Edith Brooks                                                            24.00
Amelia Brown                                                            24.00
E. Brush                                                                 2.40
Doris Burke                                                             17.80
Grace Burton                                                            21.80
S. Cabral                                                                2.40
D. Colon                                                                 2.40
Benoit Canuel                                                           11.80
Leona Canuel                                                             9.20
Mary Isabel Capeto                                                      18.60

                                   APPENDIX B

                                   SCHEDULE 2

                       BENEFITS FOR ARTCRAFT PARTICIPANTS

 Artcraft                                                             Monthly
Participant                                                           Benefit
- -----------                                                           -------
Leo Coppinger                                                           17.60
Amos Carreiro                                                           24.00
Brian Carroll                                                            9.40
John Carvalho, Jr.                                                      24.00
L. Carvalho                                                              2.40
Antonio Chaves                                                          24.00
Irene Coderre                                                           24.00
William Collard                                                         17.80
L. Connearney                                                            2.40
M. Cordeiro                                                              2.40
M. Cordeiro                                                              2.40
C. Correia                                                               2.40
Evelyn Correia                                                          24.00
Ramona Correia                                                          24.00
Richard Correia                                                         13.60
D. Costa                                                                 2.40
Robert Coupe                                                            24.00
Annette Couture                                                         24.00
P. Couto                                                                 2.40
C. Dagwan                                                                2.40
Dennis Daigle                                                           10.00
William DeMarco                                                         17.00
L. DeMello                                                               2.40
Rita DeMille                                                            21.80
Frank DeNardo                                                           24.00
G. Desrosiers                                                            2.40
Warren Dewhurst                                                          9.40
Norman Dextradeur                                                       24.00
John Dias                                                               24.00
Aileen Dixon                                                             9.80
George Donald                                                            6.40
Leo Dostou                                                              16.20
B. Douthit, Jr.                                                          2.40
Norma Dube                                                              17.80
V. Dubois                                                                2.40
Leo J. Dufault                                                          24.00
J. Dyer                                                                  2.40
William Eddy                                                            16.00
Phyllis Erwin                                                            9.40
John Estrella, Jr.                                                       8.80
Manuel Farias                                                            6.60

                                   APPENDIX B

                                   SCHEDULE 2

                       BENEFITS FOR ARTCRAFT PARTICIPANTS

 Artcraft                                                             Monthly
Participant                                                           Benefit
- -----------                                                           -------
Albertina Ferreiral                                                      8.60
J. Ferreira                                                              2.40
Manuel Ferreira, Jr.                                                    18.20
Edgar Ferris                                                            24.00
Louis Fillippi                                                          24.00
Hilda Foila                                                             24.00
P. Foley                                                                 2.40
D. Fournier                                                              2.40
P. Fournier                                                              2.40
Manuel Franco                                                           18.60
Anthony Freitas                                                         24.00
Alfred Furtado                                                          24.00
Anna Furtado                                                            16.20
Manuel Furtado                                                          24.00
Sophie Furze                                                            19.80
Mary Gallant                                                            24.00
M. Gannon                                                                2.40
Armand Garand                                                           24.00
Louise Gaspar                                                            9.40
Theresa Gaudreau                                                        24.00
D. Giasson                                                               2.40
J. Golenski                                                              2.40
D. Gouette                                                               2.40
Catherine Grandfield                                                    24.00
Leonard Greenhalgh                                                       6.40
Michael Griffin                                                          8.80
Joseph Guay                                                             24.00
Nassip Habib                                                            24.00
William Halpen                                                          24.00
N. Hamell                                                                2.40
Russell Heap                                                            24.00
Stephen Hebert                                                           8.45
Paul Heraux                                                              3.80
Horst Hetzler                                                           24.00
Doris Ironfield                                                          6.20
Mitchell Jezak                                                           4.20
William Joaquim, Jr.                                                     6.00
R. Johnson                                                               2.40
Margaret Kennedy                                                        24.00
T. Klek                                                                  2.40

                                   APPENDIX B

                                   SCHEDULE 2

                       BENEFITS FOR ARTCRAFT PARTICIPANTS

 Artcraft                                                             Monthly
Participant                                                           Benefit
- -----------                                                           -------
Thomas Krupa                                                            24.00
Evelyn Kupiec                                                           13.20
James Kuttner                                                            3.80
Ruth Lackey                                                             18.60
Albert Lafex                                                             6.40
Henry R. Langlais                                                       24.00
David Lariviere                                                          5.80
Rene Lavinge                                                            24.00
Donald Leduc                                                             5.40
Blanche Levesque                                                        24.00
Hilda Levesque                                                           4.60
Lucy Lester                                                              9.60
M. Lima                                                                  2.40
John Linhares                                                           24.00
Joseph Linhares                                                         24.00
M. Loiselle                                                              2.40
A. Machado                                                               2.40
Margaret Marchand                                                       24.00
David Martin                                                            13.20
R. Martin                                                                2.40
Joseph Mauricio                                                          9.20
Richard Maynard                                                         24.00
C. Medeiros                                                              2.40
Henry Medeiros                                                           5.20
C. Mello                                                                 2.40
M. Mello                                                                 2.40
P. Mello                                                                 2.40
Robert Mello                                                            13.80
D. Michaud                                                               2.40
Mary Miranda                                                            24.00
Madeline Monteiro                                                        5.20
L. Morgan                                                                2.40
L. Morris                                                                2.40
M. Morrissette                                                           2.40
Leonard McMullen                                                         6.60
Edmond Neves                                                            24.00
Manuel Nunes, Jr.                                                       24.00
John O'Gara                                                             24.00
I. Ojemaye                                                               2.40
Rose Oliveira                                                           24.00
J. Ortiz                                                                 2.40

                                   APPENDIX B

                                   SCHEDULE 2

                       BENEFITS FOR ARTCRAFT PARTICIPANTS

 Artcraft                                                             Monthly
Participant                                                           Benefit
- -----------                                                           -------
D. Pacheco                                                               2.40
Manuel Pacheco                                                          24.00
J. Paiva                                                                 2.40
Virgil Paradise                                                         24.00
Dorothy Pavao                                                           24.00
William Pavao                                                           21.00
Leon Pelletier                                                          24.00
Normand Pelletier                                                       24.00
P. Pelletier                                                             2.40
Claire Peloquin                                                          4.40
Jordan Pereira                                                          10.00
Louis Pereira                                                            2.40
R. Perreault                                                             2.40
M. Perry                                                                 2.40
Raymond J. Perry                                                         6.00
Alphonso Petrasso                                                       24.00
Irene Petrasso                                                          24.00
Valeda Picard                                                           24.00
Manuel Pimental                                                          4.40
R. Pineau                                                                2.40
Albert Potvin                                                           24.00
Sylvia Powell                                                            4.60
S. Price                                                                 2.40
Matthew Przybycien                                                      24.00
Robert Rachel                                                           13.00
Arthur Ramos                                                            24.00
L. Rapoza                                                                2.40
Louis Raposa                                                            24.00
Michael Ray                                                              3.80
M. Rego                                                                  2.40
James Richard, Jr.                                                       3.60
Michael R. Rioux                                                         9.40
William Roberts                                                         24.00
Mary Russell                                                            24.00
Edward Ryan                                                             21.20
Joseph Saccone                                                          24.00
Walter Sanocki                                                          24.00
Stella Senuick                                                          21.80
E. Silvia                                                                2.40
Henry Silvia                                                            24.00
Joseph Silvia                                                            3.60

                                   APPENDIX B

                                   SCHEDULE 2

                       BENEFITS FOR ARTCRAFT PARTICIPANTS

 Artcraft                                                             Monthly
Participant                                                           Benefit
- -----------                                                           -------
Nancy Silvia                                                             5.40
Julia Smith                                                             21.20
M. Smith                                                                 2.40
J. Smyka                                                                 2.40
D. Soares                                                                2.40
Judith Solomon                                                           9.20
Edward Souza                                                            24.00
George Souza                                                            24.00
Barbara Stone                                                            9.00
John Szydlowski                                                         24.00
Milton Tobiasz                                                           7.00
Paul Talbot                                                              7.40
J. Tavares                                                               2.40
J. Teixeira                                                              2.40
Richard Texeira                                                         10.20
Rene Thibault                                                           24.00
Roger Thibeault                                                         10.60
A. Torres                                                                2.40
Barbara Travassos                                                       17.80
Dudley Trott                                                             4.60
Joseph Valiquette                                                        4.60
R. Vanasse                                                               2.40
A. Velez                                                                 2.40
Louis Vieira, Jr.                                                       24.00
Manuel Vieira                                                            6.60
Hilda Vioak                                                              4.20
B. Whipp                                                                 2.40
Walter Wojciechowski                                                    19.80
Bertha Yelle                                                            16.20
                                                                        -----

                                   APPENDIX C

                 ACTUARIALLY EQUIVALENT CERTAIN PERIOD AND LIFE
                               CONVERSION FACTORS
               (Applicable to Both Male and Female Participants)


                                    CERTAIN PERIOD (YEARS)
  ROUNDED AGE       --------------------------------------------------------
OF PARTICIPANT         5               10               15               20
- ----------------------------------------------------------------------------
      55            .9938            .9761            .9485            .9128
- ----------------------------------------------------------------------------
      56            .9932            .9736            .9432            .9042
- ----------------------------------------------------------------------------
      57            .9924            .9707            .9372            .8945
- ----------------------------------------------------------------------------
      58            .9916            .9675            .9305            .8841
- ----------------------------------------------------------------------------
      59            .9906            .9638            .9230            .8726
- ----------------------------------------------------------------------------

- ----------------------------------------------------------------------------
      60            .9895            .9596            .9145            .8600
- ----------------------------------------------------------------------------
      61            .9883            .9549            .9053            .8452
- ----------------------------------------------------------------------------
      62            .9868            .9495            .8948            .8312
- ----------------------------------------------------------------------------
      63            .9851            .9434            .8832            .8150
- ----------------------------------------------------------------------------
      64            .9831            .9365            .8704            .7976
- ----------------------------------------------------------------------------

- ----------------------------------------------------------------------------
      65            .9808            .9286            .8563            .7791
- ----------------------------------------------------------------------------
      66            .9782            .9199            .8409            .7595
- ----------------------------------------------------------------------------
      67            .9753            .9101            .8243            .7391
- ----------------------------------------------------------------------------
      68            .9720            .8992            .8063            .7178
- ----------------------------------------------------------------------------
      69            .9682            .8868            .7869            .6955
- ----------------------------------------------------------------------------

                                   APPENDIX C

                        100% CONTINGENT ANNUITY FACTORS

NEAR AGE                                      NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT           55         56         57         58         59         60         61         62         63         64
- ------------------------------------------------------------------------------------------------------------------------------
   35            .7433       .7294      .7151      .7003      .6850      .6694      .6532       .6367     .6197       .6024
- ------------------------------------------------------------------------------------------------------------------------------
   36            .7475       .7337      .7193      .7045      .6893      .6735      .6574       .6408     .6238       .6064
- ------------------------------------------------------------------------------------------------------------------------------
   37            .7520       .7381      .7238      .7090      .6937      .6779      .6617       .6451     .6280       .6106
- ------------------------------------------------------------------------------------------------------------------------------
   38            .7566       .7427      .7284      .7136      .6983      .6825      .6662       .6495     .6324       .6149
- ------------------------------------------------------------------------------------------------------------------------------
   39            .7613       .7475      .7332      .7184      .7031      .6873      .6710       .6542     .6370       .6195
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   40            .7663       .7525      .7382      .7234      .7081      .6922      .6759       .6591     .6419       .6243
- ------------------------------------------------------------------------------------------------------------------------------
   41            .7714       .7576      .7434      .7286      .7133      .6974      .6811       .6642     .6470       .6293
- ------------------------------------------------------------------------------------------------------------------------------
   42            .7767       .7630      .7487      .7340      .7186      .7028      .6865       .6696     .6523       .6345
- ------------------------------------------------------------------------------------------------------------------------------
   43            .7821       .7685      .7543      .7395      .7243      .7084      .6920       .6752     .6578       .6400
- ------------------------------------------------------------------------------------------------------------------------------
   44            .7877       .7741      .7600      .7453      .7301      .7142      .6979       .6810     .6636       .6457
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   45            .7934       .7799      .7659      .7513      .7361      .7203      .7039       .6870     .6696       .6517
- ------------------------------------------------------------------------------------------------------------------------------
   46            .7993       .7859      .7720      .7574      .7423      .7265      .7102       .6933     .6758       .6579
- ------------------------------------------------------------------------------------------------------------------------------
   47            .8053       .7921      .7782      .7638      .7487      .7330      .7167       .6998     .6823       .6644
- ------------------------------------------------------------------------------------------------------------------------------
   48            .8115       .7984      .7846      .7703      .7553      .7397      .7234       .7065     .6891       .6711
- ------------------------------------------------------------------------------------------------------------------------------
   49            .8177       .8048      .7912      .7770      .7621      .7466      .7304       .7135     .6961       .6781
- ------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C

                        100% CONTINGENT ANNUITY FACTORS

NEAR AGE                                      NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT          55          56        57          58        59         60         61         62         63         64
- ------------------------------------------------------------------------------------------------------------------------------
   50            .8241       .8113      .7979      .7838      .7691      .7537      .7375      .7208      .7034      .6854
- ------------------------------------------------------------------------------------------------------------------------------
   51            .8305       .8180      .8048      .7909      .7762      .7609      .7449      .7282      .7109      .6929
- ------------------------------------------------------------------------------------------------------------------------------
   52            .8370       .8247      .8117      .7980      .7836      .7684      .7525      .7359      .7187      .7008
- ------------------------------------------------------------------------------------------------------------------------------
   53            .8436       .8315      .8188      .8053      .7911      .7761      .7603      .7439      .7267      .7089
- ------------------------------------------------------------------------------------------------------------------------------
   54            .8502       .8384      .8259      .8127      .7987      .7839      .7683      .7520      .7350      .7172
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   55            .8569       .8454      .8332      .8202      .8064      .7919      .7765      .7604      .7435      .7258
- ------------------------------------------------------------------------------------------------------------------------------
   56            .8635       .8524      .8405      .8278      .8143      .8000      .7849      .7689      .7522      .7347
- ------------------------------------------------------------------------------------------------------------------------------
   57            .8702       .8594      .8478      .8354      .8222      .8082      .7934      .7777      .7612      .7439
- ------------------------------------------------------------------------------------------------------------------------------
   58            .8768       .8663      .8551      .8431      .8302      .8165      .8020      .7866      .7703      .7532
- ------------------------------------------------------------------------------------------------------------------------------
   59            .8833       .8733      .8624      .8508      .8383      .8249      .8107      .7956      .7796      .7627
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   60            .8898       .8801      .8697      .8584      .8463      .8333      .8195      .8047      .7890      .7724
- ------------------------------------------------------------------------------------------------------------------------------
   61            .8962       .8869      .8769      .8660      .8543      .8418      .8283      .8139      .7985      .7873
- ------------------------------------------------------------------------------------------------------------------------------
   62            .9024       .8936      .8840      .8735      .8623      .8502      .8371      .8231      .8081      .7923
- ------------------------------------------------------------------------------------------------------------------------------
   63            .9085       .9001      .8909      .8810      .8702      .8585      .8459      .8323      .8178      .8023
- ------------------------------------------------------------------------------------------------------------------------------
   64            .9145       .9065      .8978      .8883      .8779      .8667      .8546      .8415      .8274      .8124
- ------------------------------------------------------------------------------------------------------------------------------


                                   APPENDIX C

                        100% CONTINGENT ANNUITY FACTORS

NEAR AGE                                      NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT           55         56         57         58         59         60         61         62         63         64
- ------------------------------------------------------------------------------------------------------------------------------
   65            .9203       .9127      .9044      .8954      .8856      .8749      .8632      .8506      .8370      .8225
- ------------------------------------------------------------------------------------------------------------------------------
   66            .9259       .9187      .9109      .9024      .8930      .8828      .8717      .8596      .8466      .8325
- ------------------------------------------------------------------------------------------------------------------------------
   67            .9313       .9246      .9172      .9092      .9003      .8907      .8801      .8685      .8560      .8425
- ------------------------------------------------------------------------------------------------------------------------------
   68            .9364       .9302      .9233      .9157      .9074      .8983      .8882      .8773      .8653      .8524
- ------------------------------------------------------------------------------------------------------------------------------
   69            .9414       .9356      .9292      .9221      .9143      .9057      .8962      .8858      .8745      .8621
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   70            .9462       .9408      .9348      .9282      .9209      .9128      .9039      .8941      .8834      .8717
- ------------------------------------------------------------------------------------------------------------------------------
   71            .9506       .9457      .9401      .9340      .9272      .9197      .9113      .9021      .8920      .8809
- ------------------------------------------------------------------------------------------------------------------------------
   72            .9549       .9503      .9452      .9395      .9332      .9262      .9184      .9098      .9003      .8899
- ------------------------------------------------------------------------------------------------------------------------------
   73            .9588       .9546      .9499      .9446      .9388      .9323      .9251      .9171      .9082      .8984
- ------------------------------------------------------------------------------------------------------------------------------
   74            .9625       .9586      .9543      .9495      .9441      .9381      .9314      .9240      .9157      .9065
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   75            .9659       .9623      .9584      .9540      .9490      .9435      .9373      .9304      .9227      .9142
- ------------------------------------------------------------------------------------------------------------------------------
   76            .9690       .9658      .9622      .9582      .9536      .9486      .9429      .9365      .9294      .9214
- ------------------------------------------------------------------------------------------------------------------------------
   77            .9720       .9690      .9657      .9620      .9579      .9533      .9480      .9422      .9356      .9282
- ------------------------------------------------------------------------------------------------------------------------------
   78            .9746       .9720      .9690      .9656      .9619      .9576      .9528      .9474      .9414      .9346
- ------------------------------------------------------------------------------------------------------------------------------
   79            .9771       .9747      .9720      .9689      .9655      .9616      .9573      .9523      .9468      .9405
- ------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C

                        100% CONTINGENT ANNUITY FACTORS

NEAR AGE                                      NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT           55         56         57         58         59         60         61         62         63         64
- ------------------------------------------------------------------------------------------------------------------------------
   80            .9793       .9772      .9747      .9719      .9688      .9653      .9613      .9568      .9518      .9460
- ------------------------------------------------------------------------------------------------------------------------------
   81            .9814       .9794      .9772      .9747      .9719      .9687      .9651      .9610      .9563      .9511
- ------------------------------------------------------------------------------------------------------------------------------
   82            .9833       .9815      .9795      .9772      .9747      .9718      .9685      .9648      .9606      .9558
- ------------------------------------------------------------------------------------------------------------------------------
   83            .9850       .9834      .9816      .9795      .9773      .9747      .9717      .9683      .9645      .9601
- ------------------------------------------------------------------------------------------------------------------------------
   84            .9865       .9851      .9835      .9817      .9796      .9772      .9746      .9715      .9680      .9641
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   85            .9879       .9867      .9852      .9836      .9817      .9796      .9772      .9745      .9713      .9677
- ------------------------------------------------------------------------------------------------------------------------------
   86            .9892       .9881      .9868      .9853      .9837      .9818      .9796      .9771      .9743      .9711
- ------------------------------------------------------------------------------------------------------------------------------
   87            .9904       .9894      .9882      .9869      .9854      .9838      .9818      .9796      .9771      .9742
- ------------------------------------------------------------------------------------------------------------------------------
   88            .9915       .9906      .9895      .9884      .9870      .9855      .9838      .9818      .9795      .9769
- ------------------------------------------------------------------------------------------------------------------------------
   89            .9924       .9916      .9907      .9897      .9885      .9872      .9856      .9838      .9818      .9795
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   90            .9933       .9926      .9918      .9908      .9898      .9886      .9872      .9857      .9838      .9818
- ------------------------------------------------------------------------------------------------------------------------------
   91            .9941       .9934      .9927      .9919      .9910      .9899      .9887      .9873      .9857      .9838
- ------------------------------------------------------------------------------------------------------------------------------
   92            .9948       .9942      .9936      .9929      .9920      .9911      .9900      .9888      .9874      .9857
- ------------------------------------------------------------------------------------------------------------------------------
   93            .9954       .9949      .9944      .9937      .9930      .9922      .9913      .9902      .9889      .9875
- ------------------------------------------------------------------------------------------------------------------------------
   94            .9960       .9956      .9951      .9945      .9939      .9932      .9924      .9914      .9903      .9890
- ------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C

                        100% CONTINGENT ANNUITY FACTORS

NEAR AGE                                      NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT          65         66         67         68         69         70         71         72         73         74
- ------------------------------------------------------------------------------------------------------------------------------
   35            .5848      .5670      .5490      .5308      .5124      .4937      .4749      .4561      .4375      .4192
- ------------------------------------------------------------------------------------------------------------------------------
   36            .5887      .5708      .5527      .5344      .5159      .4971      .4782      .4593      .4406      .4221
- ------------------------------------------------------------------------------------------------------------------------------
   37            .5928      .5748      .5566      .5382      .5196      .5007      .4817      .4627      .4439      .4253
- ------------------------------------------------------------------------------------------------------------------------------
   38            .5971      .5790      .5607      .5423      .5235      .5045      .4854      .4663      .4473      .4286
- ------------------------------------------------------------------------------------------------------------------------------
   39            .6016      .5834      .5650      .5465      .5276      .5085      .4893      .4700      .4510      .4321
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   40            .6063      .5880      .5696      .5509      .5320      .5127      .4933      .4740      .4548      .4358
- ------------------------------------------------------------------------------------------------------------------------------
   41            .6112      .5929      .5743      .5556      .5365      .5172      .4976      .4782      .4588      .4397
- ------------------------------------------------------------------------------------------------------------------------------
   42            .6164      .5980      .5793      .5605      .5413      .5218      .5022      .4825      .4631      .4438
- ------------------------------------------------------------------------------------------------------------------------------
   43            .6218      .6033      .5846      .5656      .5463      .5267      .5069      .4872      .4675      .4481
- ------------------------------------------------------------------------------------------------------------------------------
   44            .6274      .6089      .5900      .5710      .5516      .5319      .5119      .4920      .4722      .4526
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   45            .6334      .6147      .5958      .5766      .5571      .5372      .5172      .4971      .4772      .4574
- ------------------------------------------------------------------------------------------------------------------------------
   46            .6395      .6208      .6018      .5825      .5629      .5429      .5227      .5025      .4824      .4625
- ------------------------------------------------------------------------------------------------------------------------------
   47            .6459      .6272      .6081      .5887      .5690      .5489      .5285      .5081      .4879      .4678
- ------------------------------------------------------------------------------------------------------------------------------
   48            .6526      .6338      .6146      .5952      .5753      .5551      .5346      .5141      .4936      .4734
- ------------------------------------------------------------------------------------------------------------------------------
   49            .6596      .6407      .6215      .6019      .5820      .5616      .5410      .5203      .4997      .4792
- ------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C

                        100% CONTINGENT ANNUITY FACTORS

NEAR AGE                                      NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT           65         66         67         68         69         70         71         72         73         74
- ------------------------------------------------------------------------------------------------------------------------------
   50            .6669       .6480      .6287      .6090      .5890      .5685      .5477      .5268      .5061      .4854
- ------------------------------------------------------------------------------------------------------------------------------
   51            .6744       .6555      .6361      .6164      .5963      .5757      .5547      .5337      .5128      .4919
- ------------------------------------------------------------------------------------------------------------------------------
   52            .6823       .6633      .6439      .6242      .6039      .5832      .5621      .5410      .5198      .4988
- ------------------------------------------------------------------------------------------------------------------------------
   53            .6904       .6715      .6521      .6322      .6119      .5911      .5699      .5486      .5273      .5061
- ------------------------------------------------------------------------------------------------------------------------------
   54            .6988       .6799      .6605      .6407      .6203      .5993      .5780      .5566      .5351      .5137
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   55            .7076       .6887      .6693      .6494      .6290      .6080      .5866      .5649      .5433      .5217
- ------------------------------------------------------------------------------------------------------------------------------
   56            .7165       .6977      .6784      .6586      .6381      .6170      .5955      .5738      .5520      .5302
- ------------------------------------------------------------------------------------------------------------------------------
   57            .7258       .7071      .6879      .6680      .6476      .6265      .6048      .5830      .5611      .5391
- ------------------------------------------------------------------------------------------------------------------------------
   58            .7353       .7168      .6976      .6779      .6574      .6363      .6146      .5927      .5706      .5485
- ------------------------------------------------------------------------------------------------------------------------------
   59            .7451       .7267      .7077      .6880      .6676      .6465      .6248      .6028      .5806      .5583
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   60            .7551       .7369      .7180      .6985      .6782      .6571      .6354      .6133      .5910      .5686
- ------------------------------------------------------------------------------------------------------------------------------
   61            .7652       .7473      .7287      .7093      .6891      .6681      .6464      .6243      .6019      .5794
- ------------------------------------------------------------------------------------------------------------------------------
   62            .7755       .7579      .7395      .7203      .7003      .6794      .6578      .6357      .6133      .5907
- ------------------------------------------------------------------------------------------------------------------------------
   63            .7859       .7686      .7505      .7316      .7118      .6911      .6695      .6475      .6251      .6024
- ------------------------------------------------------------------------------------------------------------------------------
   64            .7964       .7795      .7618      .7432      .7236      .7031      .6817      .6597      .6373      .6146
- ------------------------------------------------------------------------------------------------------------------------------


                                   APPENDIX C

                        100% CONTINGENT ANNUITY FACTORS

NEAR AGE                                      NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT          65          66        67          68        69         70         71         72         73         74
- ------------------------------------------------------------------------------------------------------------------------------
   65            .8069       .7905      .7731      .7549      .7356      .7153      .6941      .6723      .6500      .6273
- ------------------------------------------------------------------------------------------------------------------------------
   66            .8175       .8015      .7846      .7667      .7478      .7279      .7069      .6853      .6631      .6405
- ------------------------------------------------------------------------------------------------------------------------------
   67            .8280       .8125      .7961      .7787      .7602      .7406      .7200      .6986      .6766      .6541
- ------------------------------------------------------------------------------------------------------------------------------
   68            .8384       .8235      .8076      .7907      .7727      .7535      .7332      .7122      .6904      .6681
- ------------------------------------------------------------------------------------------------------------------------------
   69            .8488       .8344      .8191      .8028      .7853      .7666      .7467      .7260      .7046      .6825
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   70            .8589       .8452      .8305      .8148      .7979      .7797      .7604      .7401      .7190      .6972
- ------------------------------------------------------------------------------------------------------------------------------
   71            .8689       .8558      .8418      .8267      .8104      .7928      .7740      .7542      .7336      .7122
- ------------------------------------------------------------------------------------------------------------------------------
   72            .8784       .8660      .8527      .8383      .8226      .8057      .7875      .7683      .7481      .7272
- ------------------------------------------------------------------------------------------------------------------------------
   73            .8876       .8759      .8633      .8495      .8346      .8183      .8008      .7822      .7626      .7421
- ------------------------------------------------------------------------------------------------------------------------------
   74            .8964       .8854      .8734      .8604      .8462      .8306      .8138      .7958      .7769      .7570
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   75            .9047       .8944      .8831      .8709      .8574      .8426      .8264      .8092      .7909      .7716
- ------------------------------------------------------------------------------------------------------------------------------
   76            .9126       .9030      .8924      .8809      .8681      .8541      .8387      .8222      .8046      .7860
- ------------------------------------------------------------------------------------------------------------------------------
   77            .9201       .9111      .9012      .8904      .8784      .8652      .8506      .8348      .8180      .8001
- ------------------------------------------------------------------------------------------------------------------------------
   78            .9271       .9187      .9095      .8994      .8882      .8757      .8619      .8470      .8309      .8138
- ------------------------------------------------------------------------------------------------------------------------------
   79            .9336       .9259      .9174      .9079      .8975      .8857      .8728      .8586      .8434      .8270
- ------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C

                        100% CONTINGENT ANNUITY FACTORS

NEAR AGE                                                NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT           65         66         67         68         69         70         71         72         73         74
- ------------------------------------------------------------------------------------------------------------------------------
   80            .9396       .9325      .9246      .9159      .9062      .8952      .8830      .8697      .8553      .8397
- ------------------------------------------------------------------------------------------------------------------------------
   81            .9452       .9387      .9314      .9234      .9143      .9041      .8927      .8802      .8666      .8519
- ------------------------------------------------------------------------------------------------------------------------------
   82            .9504       .9444      .9378      .9303      .9220      .9125      .9019      .8902      .8774      .8635
- ------------------------------------------------------------------------------------------------------------------------------
   83            .9552       .9497      .9436      .9368      .9291      .9204      .9105      .8996      .8876      .8746
- ------------------------------------------------------------------------------------------------------------------------------
   84            .9596       .9546      .9491      .9428      .9358      .9277      .9186      .9084      .8973      .8851
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   85            .9637       .9592      .9541      .9484      .9419      .9345      .9261      .9167      .9064      .8950
- ------------------------------------------------------------------------------------------------------------------------------
   86            .9674       .9633      .9587      .9536      .9477      .9409      .9332      .9245      .9149      .9043
- ------------------------------------------------------------------------------------------------------------------------------
   87            .9709       .9671      .9630      .9583      .9530      .9468      .9397      .9318      .9229      .9132
- ------------------------------------------------------------------------------------------------------------------------------
   88            .9740       .9706      .9669      .9627      .9578      .9522      .9458      .9385      .9304      .9214
- ------------------------------------------------------------------------------------------------------------------------------
   89            .9768       .9738      .9704      .9666      .9623      .9572      .9513      .9447      .9373      .9290
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   90            .9794       .9767      .9737      .9703      .9663      .9618      .9564      .9504      .9437      .9361
- ------------------------------------------------------------------------------------------------------------------------------
   91            .9817       .9793      .9766      .9736      .9700      .9659      .9611      .9557      .9496      .9427
- ------------------------------------------------------------------------------------------------------------------------------
   92            .9838       .9817      .9793      .9766      .9734      .9698      .9654      .9605      .9550      .9488
- ------------------------------------------------------------------------------------------------------------------------------
   93            .9858       .9839      .9818      .9794      .9766      .9733      .9694      .9651      .9601      .9545
- ------------------------------------------------------------------------------------------------------------------------------
   94            .9876       .9859      .9840      .9819      .9795      .9765      .9731      .9692      .9648      .9598
- ------------------------------------------------------------------------------------------------------------------------------


                                   APPENDIX C

                         50% CONTINGENT ANNUITY FACTORS

NEAR AGE                                                NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT           55         56         57         58         59         60         61         62         63         64
- ------------------------------------------------------------------------------------------------------------------------------
   35            .8527       .8435      .8339      .8237      .8131      .8019      .7902      .7780      .7652      .7519
- ------------------------------------------------------------------------------------------------------------------------------
   36            .8555       .8464      .8368      .8267      .8161      .8049      .7933      .7811      .7683      .7550
- ------------------------------------------------------------------------------------------------------------------------------
   37            .8584       .8493      .8397      .8297      .8191      .8080      .7964      .7842      .7715      .7582
- ------------------------------------------------------------------------------------------------------------------------------
   38            .8614       .8524      .8429      .8328      .8223      .8113      .7997      .7875      .7748      .7615
- ------------------------------------------------------------------------------------------------------------------------------
   39            .8645       .8555      .8461      .8361      .8256      .8146      .8031      .7910      .7783      .7650
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   40            .8677       .8588      .8494      .8395      .8291      .8181      .8066      .7945      .7819      .7687
- ------------------------------------------------------------------------------------------------------------------------------
   41            .8709       .8621      .8528      .8430      .8326      .8217      .8103      .7983      .7856      .7725
- ------------------------------------------------------------------------------------------------------------------------------
   42            .8743       .8655      .8563      .8466      .8363      .8255      .8141      .8021      .7895      .7764
- ------------------------------------------------------------------------------------------------------------------------------
   43            .8777       .8691      .8599      .8503      .8401      .8293      .8180      .8061      .7936      .7805
- ------------------------------------------------------------------------------------------------------------------------------
   44            .8812       .8727      .8636      .8541      .8440      .8333      .8221      .8102      .7978      .7847
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   45            .8848       .8764      .8674      .8580      .8480      .8374      .8262      .8145      .8021      .7891
- ------------------------------------------------------------------------------------------------------------------------------
   46            .8885       .8801      .8713      .8620      .8521      .8416      .8305      .8189      .8066      .7936
- ------------------------------------------------------------------------------------------------------------------------------
   47            .8922       .8840      .8753      .8661      .8563      .8459      .8350      .8234      .8112      .7983
- ------------------------------------------------------------------------------------------------------------------------------
   48            .8959       .8879      .8793      .8702      .8606      .8504      .8395      .8280      .8159      .8032
- ------------------------------------------------------------------------------------------------------------------------------
   49            .8997       .8918      .8834      .8745      .8650      .8549      .8442      .8328      .8208      .8082
- ------------------------------------------------------------------------------------------------------------------------------


                                   APPENDIX C

                        50% CONTINGENT ANNUITY FACTORS

NEAR AGE                                      NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT          55          56        57          58        59         60         61         62         63         64
- ------------------------------------------------------------------------------------------------------------------------------
   50            .9035       .8958      .8876      .8788      .8695      .8595      .8489      .8377      .8259      .8133
- ------------------------------------------------------------------------------------------------------------------------------
   51            .9074       .8999      .8918      .8832      .8740      .8642      .8538      .8427      .8310      .8186
- ------------------------------------------------------------------------------------------------------------------------------
   52            .9113       .9039      .8961      .8877      .8787      .8690      .8588      .8479      .8363      .8241
- ------------------------------------------------------------------------------------------------------------------------------
   53            .9152       .9080      .9004      .8921      .8833      .8739      .8639      .8531      .8417      .8296
- ------------------------------------------------------------------------------------------------------------------------------
   54            .9191       .9121      .9047      .8967      .8881      .8789      .8690      .8585      .8472      .8353
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   55            .9229       .9162      .9090      .9012      .8928      .8839      .8742      .8639      .8529      .8411
- ------------------------------------------------------------------------------------------------------------------------------
   56            .9268       .9203      .9133      .9058      .8976      .8889      .8795      .8694      .8586      .8471
- ------------------------------------------------------------------------------------------------------------------------------
   57            .9306       .9244      .9176      .9103      .9024      .8939      .8848      .8749      .8644      .8531
- ------------------------------------------------------------------------------------------------------------------------------
   58            .9344       .9284      .9219      .9149      .9072      .8990      .8901      .8805      .8702      .8592
- ------------------------------------------------------------------------------------------------------------------------------
   59            .9381       .9323      .9261      .9194      .9120      .9041      .8955      .8862      .8761      .8654
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   60            .9417       .9362      .9303      .9238      .9168      .9091      .9008      .8918      .8821      .8716
- ------------------------------------------------------------------------------------------------------------------------------
   61            .9453       .9401      .9344      .9282      .9214      .9141      .9061      .8974      .8880      .8779
- ------------------------------------------------------------------------------------------------------------------------------
   62            .9487       .9438      .9384      .9325      .9261      .9190      .9113      .9030      .8939      .8841
- ------------------------------------------------------------------------------------------------------------------------------
   63            .9521       .9474      .9423      .9367      .9306      .9239      .9165      .9085      .8998      .8903
- ------------------------------------------------------------------------------------------------------------------------------
   64            .9553       .9509      .9461      .9408      .9350      .9286      .9216      .9139      .9056      .8965
- ------------------------------------------------------------------------------------------------------------------------------


                                   APPENDIX C

                         50% CONTINGENT ANNUITY FACTORS

NEAR AGE                                      NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT          55         56         57         58         59         60         61         62         63         64
- ------------------------------------------------------------------------------------------------------------------------------
   65            .9585      .9544      .9498      .9488      .9393      .9333      .9266      .9193      .9113      .9026
- ------------------------------------------------------------------------------------------------------------------------------
   66            .9615      .9576      .9534      .9487      .9435      .9378      .9315      .9245      .9169      .9086
- ------------------------------------------------------------------------------------------------------------------------------
   67            .9644      .9608      .9568      .9524      .9476      .9422      .9362      .9296      .9224      .9145
- ------------------------------------------------------------------------------------------------------------------------------
   68            .9672      .9638      .9601      .9560      .9515      .9464      .9408      .9346      .9278      .9203
- ------------------------------------------------------------------------------------------------------------------------------
   69            .9698      .9667      .9633      .9595      .9552      .9505      .9453      .9395      .9330      .9260
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   70            .9723      .9695      .9663      .9628      .9588      .9544      .9495      .9441      .9381      .9314
- ------------------------------------------------------------------------------------------------------------------------------
   71            .9747      .9721      .9691      .9659      .9622      .9582      .9536      .9486      .9429      .9367
- ------------------------------------------------------------------------------------------------------------------------------
   72            .9769      .9745      .9718      .9688      .9654      .9617      .9575      .9528      .9475      .9417
- ------------------------------------------------------------------------------------------------------------------------------
   73            .9790      .9768      .9743      .9715      .9684      .9650      .9611      .9567      .9519      .9465
- ------------------------------------------------------------------------------------------------------------------------------
   74            .9809      .9789      .9766      .9741      .9713      .9681      .9645      .9605      .9560      .9510
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   75            .9826      .9808      .9788      .9764      .9739      .9709      .9677      .9640      .9598      .9552
- ------------------------------------------------------------------------------------------------------------------------------
   76            .9843      .9826      .9807      .9786      .9763      .9736      .9706      .9672      .9634      .9591
- ------------------------------------------------------------------------------------------------------------------------------
   77            .9858      .9843      .9826      .9807      .9785      .9761      .9733      .9702      .9667      .9628
- ------------------------------------------------------------------------------------------------------------------------------
   78            .9872      .9858      .9842      .9825      .9806      .9784      .9758      .9730      .9698      .9662
- ------------------------------------------------------------------------------------------------------------------------------
   79            .9884      .9872      .9858      .9842      .9824      .9804      .9782      .9756      .9727      .9694
- ------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C

                        50% CONTINGENT ANNUITY FACTORS

NEAR AGE                                      NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT          55          56        57          58        59         60         61         62         63         64
- ------------------------------------------------------------------------------------------------------------------------------
   80            .9896       .9884      .9872      .9858      .9842      .9824      .9803      .9779      .9753      .9723
- ------------------------------------------------------------------------------------------------------------------------------
   81            .9906       .9896      .9885      .9872      .9857      .9841      .9822      .9801      .9777      .9749
- ------------------------------------------------------------------------------------------------------------------------------
   82            .9916       .9907      .9896      .9885      .9872      .9857      .9840      .9821      .9799      .9774
- ------------------------------------------------------------------------------------------------------------------------------
   83            .9924       .9916      .9907      .9897      .9885      .9872      .9856      .9839      .9819      .9797
- ------------------------------------------------------------------------------------------------------------------------------
   84            .9932       .9925      .9917      .9907      .9897      .9885      .9871      .9856      .9838      .9817
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   85            .9939       .9933      .9926      .9917      .9908      .9897      .9885      .9871      .9855      .9836
- ------------------------------------------------------------------------------------------------------------------------------
   86            .9946       .9940      .9934      .9926      .9918      .9908      .9897      .9884      .9870      .9853
- ------------------------------------------------------------------------------------------------------------------------------
   87            .9952       .9947      .9941      .9934      .9927      .9918      .9908      .9897      .9884      .9869
- ------------------------------------------------------------------------------------------------------------------------------
   88            .9957       .9953      .9947      .9941      .9935      .9927      .9918      .9908      .9897      .9883
- ------------------------------------------------------------------------------------------------------------------------------
   89            .9962       .9958      .9953      .9948      .9942      .9935      .9928      .9919      .9908      .9896
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   90            .9966       .9963      .9959      .9954      .9949      .9943      .9936      .9928      .9919      .9908
- ------------------------------------------------------------------------------------------------------------------------------
   91            .9970       .9967      .9963      .9959      .9955      .9949      .9943      .9936      .9928      .9918
- ------------------------------------------------------------------------------------------------------------------------------
   92            .9974       .9971      .9968      .9964      .9960      .9955      .9950      .9944      .9936      .9928
- ------------------------------------------------------------------------------------------------------------------------------
   93            .9977       .9974      .9972      .9969      .9965      .9961      .9956      .9951      .9944      .9937
- ------------------------------------------------------------------------------------------------------------------------------
   94            .9980       .9978      .9975      .9973      .9969      .9966      .9962      .9957      .9951      .9945
- ------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C

                         50% CONTINGENT ANNUITY FACTORS

NEAR AGE                                           NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT           65         66         67         68         69         70         71         72         73         74
- ------------------------------------------------------------------------------------------------------------------------------
   35            .7380       .7237      .7088      .6935      .6776      .6610      .6440      .6265      .6087      .5907
- ------------------------------------------------------------------------------------------------------------------------------
   36            .7411       .7268      .7119      .6966      .6807      .6641      .6470      .6295      .6117      .5937
- ------------------------------------------------------------------------------------------------------------------------------
   37            .7444       .7300      .7152      .6998      .6839      .6673      .6502      .6327      .6149      .5968
- ------------------------------------------------------------------------------------------------------------------------------
   38            .7477       .7334      .7185      .7032      .6873      .6707      .6535      .6360      .6182      .6000
- ------------------------------------------------------------------------------------------------------------------------------
   39            .7512       .7369      .7221      .7067      .6908      .6742      .6571      .6395      .6216      .6035
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   40            .7549       .7406      .7258      .7104      .6945      .6779      .6607      .6431      .6252      .6070
- ------------------------------------------------------------------------------------------------------------------------------
   41            .7587       .7444      .7296      .7143      .6984      .6818      .6646      .6470      .6290      .6108
- ------------------------------------------------------------------------------------------------------------------------------
   42            .7627       .7484      .7336      .7183      .7024      .6858      .6686      .6510      .6330      .6147
- ------------------------------------------------------------------------------------------------------------------------------
   43            .7668       .7526      .7378      .7225      .7066      .6900      .6728      .6551      .6372      .6189
- ------------------------------------------------------------------------------------------------------------------------------
   44            .7711       .7569      .7422      .7269      .7110      .6944      .6772      .6595      .6415      .6232
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   45            .7755       .7614      .7467      .7314      .7156      .6990      .6818      .6641      .6461      .6277
- ------------------------------------------------------------------------------------------------------------------------------
   46            .7801       .7660      .7514      .7362      .7203      .7037      .6865      .6689      .6508      .6324
- ------------------------------------------------------------------------------------------------------------------------------
   47            .7849       .7709      .7563      .7411      .7253      .7087      .6915      .6738      .6558      .6374
- ------------------------------------------------------------------------------------------------------------------------------
   48            .7898       .7759      .7613      .7462      .7304      .7139      .6967      .6790      .6610      .6435
- ------------------------------------------------------------------------------------------------------------------------------
   49            .7949       .7810      .7666      .7515      .7358      .7193      .7021      .6845      .6664      .6479
- ------------------------------------------------------------------------------------------------------------------------------


                                   APPENDIX C

                        50% CONTINGENT ANNUITY FACTORS

NEAR AGE                                      NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT          65          66         67         68         69         70         71          72         73         74
- ------------------------------------------------------------------------------------------------------------------------------
   50            .8002       .7864      .7720      .7570      .7413      .7249      .7077       .6901      .6720      .6536
- ------------------------------------------------------------------------------------------------------------------------------
   51            .8056       .7919      .7776      .7627      .7471      .7307      .7136       .6960      .6779      .6595
- ------------------------------------------------------------------------------------------------------------------------------
   52            .8111       .7976      .7834      .7686      .7531      .7367      .7197       .7021      .6841      .6656
- ------------------------------------------------------------------------------------------------------------------------------
   53            .8169       .8034      .7894      .7747      .7592      .7430      .7260       .7085      .6905      .6720
- ------------------------------------------------------------------------------------------------------------------------------
   54            .8227       .8095      .7956      .7810      .7656      .7495      .7326       .7151      .6971      .6787
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   55            .8287       .8156      .8019      .7875      .7723      .7562      .7394       .7220     .7041       .6857
- ------------------------------------------------------------------------------------------------------------------------------
   56            .8349       .8220      .8084      .7941      .7791      .7632      .7465       .7292     .7113       .6930
- ------------------------------------------------------------------------------------------------------------------------------
   57            .8411       .8284      .8151      .8010      .7861      .7703      .7538       .7366     .7188       .7005
- ------------------------------------------------------------------------------------------------------------------------------
   58            .8475       .8350      .8219      .8080      .7933      .7777      .7613       .7442     .7266       .7084
- ------------------------------------------------------------------------------------------------------------------------------
   59            .8539       .8417      .8288      .8152      .8007      .7853      .7691       .7522     .7346       .7165
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   60            .8604       .8485      .8359      .8225      .8082      .7931      .7770       .7603     .7429       .7250
- ------------------------------------------------------------------------------------------------------------------------------
   61            .8670       .8554      .8430      .8299      .8159      .8010      .7852       .7687     .7515       .7337
- ------------------------------------------------------------------------------------------------------------------------------
   62            .8736       .8623      .8502      .8374      .8238      .8091      .7936       .7773     .7603       .7427
- ------------------------------------------------------------------------------------------------------------------------------
   63            .8801       .8692      .8575      .8450      .8317      .8173      .8021       .7860     .7693       .7519
- ------------------------------------------------------------------------------------------------------------------------------
   64            .8867       .8761      .8648      .8527      .8396      .8257      .8107       .7950     .7785       .7613
- ------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C

                         50% CONTINGENT ANNUITY FACTORS

NEAR AGE                                      NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT          65         66         67         68         69         70         71         72         73         74
- ------------------------------------------------------------------------------------------------------------------------------
   65            .8932      .8830      .8720      .8603      .8477      .8341      .8195      .8040      .7879      .7710
- ------------------------------------------------------------------------------------------------------------------------------
   66            .8996      .8898      .8793      .8680      .8557      .8425      .8283      .8132      .7974      .7808
- ------------------------------------------------------------------------------------------------------------------------------
   67            .9059      .8965      .8865      .8756      .8638      .8510      .8372      .8225      .8071      .7909
- ------------------------------------------------------------------------------------------------------------------------------
   68            .9121      .9032      .8936      .8831      .8718      .8594      .8461      .8319      .8169      .8010
- ------------------------------------------------------------------------------------------------------------------------------
   69            .9182      .9097      .9006      .8906      .8797      .8679      .8550      .8413      .8267      .8113
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   70            .9241      .9161      .9074      .8980      .8876      .8762      .8639      .8506      .8365      .8216
- ------------------------------------------------------------------------------------------------------------------------------
   71            .9298      .9223      .9141      .9051      .8953      .8844      .8726      .8599      .8463      .8319
- ------------------------------------------------------------------------------------------------------------------------------
   72            .9353      .9282      .9205      .9120      .9027      .8924      .8811      .8690      .8559      .8420
- ------------------------------------------------------------------------------------------------------------------------------
   73            .9405      .9339      .9266      .9186      .9098      .9001      .8894      .8778      .8653      .8520
- ------------------------------------------------------------------------------------------------------------------------------
   74            .9454      .9392      .9324      .9250      .9167      .9075      .8973      .8863      .8744      .8617
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   75            .9500      .9443      .9379      .9310      .9232      .9146      .9050      .8945      .8832      .8711
- ------------------------------------------------------------------------------------------------------------------------------
   76            .9543      .9490      .9432      .9367      .9294      .9213      .9123      .9024      .8917      .8802
- ------------------------------------------------------------------------------------------------------------------------------
   77            .9584      .9535      .9481      .9420      .9353      .9277      .9192      .9100      .8999      .8890
- ------------------------------------------------------------------------------------------------------------------------------
   78            .9622      .9576      .9526      .9471      .9408      .9337      .9258      .9172      .9077      .8973
- ------------------------------------------------------------------------------------------------------------------------------
   79            .9656      .9615      .9569      .9518      .9460      .9394      .9321      .9239      .9150      .9053
- ------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C

                         50% CONTINGENT ANNUITY FACTORS

NEAR AGE                                      NEAR AGE OF PRIMARY ANNUITANT
CONTINGENT       -------------------------------------------------------------------------------------------------------------
ANNUITANT          65          66        67          68        69         70         71         72         73         74
- ------------------------------------------------------------------------------------------------------------------------------
   80            .9689       .9651      .9608      .9561      .9508      .9447      .9397      .9303      .9220      .9129
- ------------------------------------------------------------------------------------------------------------------------------
   81            .9718       .9684      .9645      .9602      .9553      .9497      .9433      .9363      .9285      .9200
- ------------------------------------------------------------------------------------------------------------------------------
   82            .9746       .9714      .9679      .9639      .9594      .9543      .9484      .9419      .9347      .9268
- ------------------------------------------------------------------------------------------------------------------------------
   83            .9771       .9742      .9710      .9674      .9633      .9585      .9531      .9471      .9405      .9331
- ------------------------------------------------------------------------------------------------------------------------------
   84            .9794       .9768      .9739      .9706      .9668      .9625      .9576      .9520      .9459      .9390
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   85            .9815       .9792      .9765      .9735      .9701      .9662      .9616      .9566      .9509      .9446
- ------------------------------------------------------------------------------------------------------------------------------
   86            .9834       .9813      .9789      .9762      .9731      .9695      .9654      .9608      .9556      .9498
- ------------------------------------------------------------------------------------------------------------------------------
   87            .9852       .9833      .9811      .9787      .9759      .9727      .9689      .9647      .9599      .9546
- ------------------------------------------------------------------------------------------------------------------------------
   88            .9868       .9851      .9832      .9810      .9785      .9755      .9721      .9683      .9639      .9591
- ------------------------------------------------------------------------------------------------------------------------------
   89            .9883       .9867      .9850      .9830      .9808      .9781      .9751      .9716      .9676      .9632
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
   90            .9896       .9882      .9867      .9849      .9829      .9805      .9777      .9746      .9710      .9670
- ------------------------------------------------------------------------------------------------------------------------------
   91            .9908       .9895      .9882      .9866      .9848      .9827      .9802      .9773      .9741      .9705
- ------------------------------------------------------------------------------------------------------------------------------
   92            .9919       .9908      .9895      .9882      .9865      .9846      .9824      .9799      .9770      .9737
- ------------------------------------------------------------------------------------------------------------------------------
   93            .9928       .9919      .9908      .9896      .9882      .9865      .9845      .9822      .9796      .9767
- ------------------------------------------------------------------------------------------------------------------------------
   94            .9937       .9929      .9919      .9909      .9896      .9881      .9864      .9844      .9821      .9795
- ------------------------------------------------------------------------------------------------------------------------------


                             AMENDMENT NO. 1 TO THE
                        DESOTO EMPLOYEES RETIREMENT PLAN

         This Amendment No. 1 to the DeSoto Employees Retirement Plan is made this ____ day of ________, 1996 by DeSoto, Inc. (the "Employer"), a Delaware corporation.

                                R E C I T A L S

         Effective January 1, 1972, the Employer originally established the DeSoto Employees Retirement Plan (the "Plan"), formerly known as the DeSoto Salaried Employees' Pension Plan. The Plan was last amended and restated effective January 1, 1994 as a result of the merger of the DeSoto Hourly Employees' Pension Plan and the J.L. Prescott Company Pension Plan into the DeSoto Salaried Employees' Pension Plan, intending that it continue to qualify under the applicable provisions of the Internal Revenue Code. The Employer, pursuant to the powers reserved to it in the Plan hereby adopts this Amendment No. 1 to the Plan effective as of the date set forth herein.

                                   AMENDMENT

         Section 5.1 of the Plan is hereby amended, effective as to retirements and terminations of employment occurring on or after January 1, 1996, to read as follows:

                 5.1 Normal Retirement Benefits. An Employee who retires as of his Normal Retirement Date shall, subject to the provisions of
         Section 5.5 through 5.7, be entitled to receive a monthly benefit, commencing at his Normal Retirement Date and payable thereafter for life, of an amount equal to:

                          (a) for a Salaried Employee or a Prescott Employee the greater of:

                                  (i)      his accrued benefit as of December
         31, 1995; or

                                  (ii)     1 and 2/3% of his Average
         Compensation multiplied by his total years of Service while a Salaried Employee or a Prescott Employee (not in excess of thirty-five (35) years) reduced by the Social Security Allowance. The Social Security Allowance shall be equal to one-half of one percent for each year of Service up to thirty-five (35) years, multiplied by the lesser of:

                                        (1)     The Participant's social
         Security Final Average Compensation, or

                                        (2)     The Participant's Covered
         Compensation as defined in Section 401(l)(5)(E) of the Internal Revenue Code.

                                  In the event the Social Security Allowance
         applies to a Participant more than five (5) years prior to his Social Security Normal Retirement Age, but on or after age fifty-five (55), the Social Security Allowance shall be reduced at the rate of 1/30 for each year in excess of five (5) years up to ten (10) years and, to the extent necessary, by an actuarial equivalent reduction for additional years in excess of ten (10).

                                  Social Security Final Average Compensation
         means the average of the Participant's Earnings over the three (3) consecutive completed Plan Years preceding his current date of retirement, date of termination of employment, date of death or the date of the termination of the Plan, but excluding compensation in any such year in excess of the Social Security Taxable Wage Base.

                                  Social Security Normal Retirement Age is the
         earliest age at which the Employee is entitled to receive unreduced old age benefits from Social Security.

                                  Social Security Taxable Wage Base means the
         amount of wages from which Social Security Taxes are required to be withheld in accordance with the Federal Insurance Contributions Act, or any successor act, regulation, or ruling pertaining thereto, which is in effect at the beginning of the Plan Year.

                          (b) For an Hourly Employee, 1% of his Average Compensation multiplied by his total years of Service while an Hourly Employee. The monthly benefit for Hourly Employees under this Section
         5.1 shall not be less than $50 nor shall it be less than the benefit to which the Hourly Employee would have been entitled had he retired on the Early Retirement Date at which his benefit would have been the greatest.

                          (c) Except as otherwise provided in Section 5.12, for an Employee who has transferred from an Hourly Employee to a Salaried Employee, the sum of the benefits calculated under (a) and
         (b) above.

         IN WITNESS WHEREOF, DeSoto, Inc. has caused this agreement to be executed upon the signatures of its duly qualified officers who have hereto set their hands as of the date first set forth above.

                                        DESOTO, INC.
ATTEST:
                                        By:
                                           -----------------------------------
                                           Its:
- ------------------------------                 -------------------------------
Secretary

                             AMENDMENT NO. 2 TO THE
                        DESOTO EMPLOYEES RETIREMENT PLAN

         This Amendment No. 2 to the DeSoto Employees Retirement Plan is made this ____ day of ________________, 1996 by DeSoto, Inc. (the "Employer"), a Delaware corporation.

                                R E C I T A L S

         Effective January 1, 1972, the Employer originally established the DeSoto Employees Retirement Plan (the "Plan"), formerly known as the DeSoto Salaried Employees' Pension Plan. The Plan was last amended and restated effective January 1, 1994 as a result of the merger of the DeSoto Hourly Employees' Pension Plan and the J.L. Prescott Company Pension Plan into the DeSoto Salaried Employees' Pension Plan, intending that it continue to qualify under the applicable provisions of the Internal Revenue Code. The Employer, pursuant to the powers reserved to it in the Plan hereby adopts this Amendment No. 2 to the Plan effective as of January 31, 1996.

                                   AMENDMENT

         1. Section 5.1 of the Plan is hereby amended, effective January 31, 1996, by adding the following sentence at the end thereof; with said sentence to read as follows:

         Provided, however, that notwithstanding anything in this Plan to the contrary, all benefits accruals hereunder shall close on January 31, 1996, and benefits hereunder shall be frozen as of said date.

         2. The first sentence of Subsection 10.3(e) of the Plan is hereby amended effective January 31, 1996, to read as follows:

                 (e) Except as otherwise provided in the second sentence of this Subsection 10.3(e) or any other provision of the Plan, if any assets of the Trust remain, they may revert to the Company or all or a portion of the remaining assets may be transferred to a qualified replacement plan as defined in Internal Revenue Code Section 4980(d), in the sole discretion of the Company, provided that there are no other groups of Employees remaining in the Plan.

         IN WITNESS WHEREOF, DeSoto, Inc. has caused this agreement to be executed upon the signatures of its duly qualified officers who have hereto set their hands as of the date first set forth above.

                                        DESOTO, INC.

ATTEST:
                                        By:
                                           -----------------------------------
                                           Its:
- ------------------------------                 -------------------------------
Secretary

                 PROPOSED RESOLUTIONS OF THE BOARD OF DIRECTORS
                                OF DESOTO, INC.

         WHEREAS, DeSoto, Inc. (the "Company") maintains the DeSoto Employees' Retirement Plan (the "Retirement Plan") for the benefit of those of its employees who are eligible to participate therein; and

         WHEREAS, the Retirement Plan was last amended and restated effective January 1, 1994, as a result of the merger of the DeSoto Hourly Employees' Retirement Plan and the J.L. Prescott Company Pension Plan into the DeSoto Salaried Employees' Pension Plan; and

         WHEREAS, this Board of Directors desires to amend the benefit formula under the Retirement Plan as applicable to its active Prescott Employees;

         WHEREAS, an Amendment No. 1 to the Retirement Plan has been prepared to effectuate the foregoing resolution;

         NOW, THEREFORE, BE IT RESOLVED, that the Retirement Plan be and is hereby amended, effective as to retirements and terminations of employment occurring on or after January 1, 1996, by the adoption of Amendment No.1, as previously circulated among the Members of this Board of Directors, with such Amendment No.1 to be incorporated herein and made a part hereof by reference;

         FURTHER RESOLVED, that the appropriate officers of the Company be and are each hereby authorized and directed to take any and all actions that shall be deemed necessary or desirable, with the advise of counsel, to implement and effectuate the foregoing resolutions, including but not limited to the adoption of any amendments to the Retirement Plan required in order to obtain any necessary or desirable government approvals.

                                * * * * * * * *

                 PROPOSED RESOLUTIONS OF THE BOARD OF DIRECTORS
                                OF DESOTO, INC.

         WHEREAS, DeSoto, Inc. (the "Company") maintains the DeSoto Employees' Retirement Plan (the "Retirement Plan") for the benefit of those of its employees who are eligible to participate therein; and

         WHEREAS, the Retirement Plan was last amended and restated effective January 1, 1994, as a result of the merger of the DeSoto Hourly Employees' Retirement Plan and the J.L. Prescott Company Pension Plan into the DeSoto Salaried Employees' Pension Plan; and

         WHEREAS, this Board of Directors believes it to be in the best interests of the Company and its employees to cease benefit accruals under the Retirement Plan for all employees effective January 31, 1996; and

         WHEREAS, this Board of Directors also believes it to be in the best interests of the Company and its employees to terminate the Retirement Plan as of April 15, 1996; and

         WHEREAS, an Amendment No. 2 to the Retirement Plan has been prepared to effectuate the foregoing resolutions; and

         WHEREAS, this Board of Directors believes it to be in the best interests of the Company and its employees to establish a defined contribution plan which qualifies as a qualified replacement plan as defined in Section 4980(d) of the Internal Revenue Code of 1986, as amended;

         NOW, THEREFORE, BE IT RESOLVED, that the Retirement Plan be and is hereby amended, effective January 31, 1996, by the adoption of Amendment No. 2, as previously circulated among the Members of this Board of Directors, with such Amendment No. 2 to be incorporated herein and made a part hereof by reference;

         FURTHER RESOLVED, that the Retirement Plan be and is hereby terminated, effective April 15, 1996, contingent upon receipt of all necessary or desirable government approvals, and also upon the further contingency that any excise or similar tax payable by the Company with respect to any assets that are reverted to the Company from the Retirement Plan shall not exceed 20% of the amount so reverted to the Company;

         FURTHER RESOLVED, that appropriate corporate officers be and are each authorized and directed to adopt a defined contribution plan, effective April 15, 1996 or on such later date as of which the termination of the Retirement Plan becomes effective, which qualifies as a qualified replacement plan as defined in Internal

Revenue Code Section 4980(d) (the "Replacement Plan") which shall contain such terms as shall be approved by the Chairman of the Board of the Company;

         FURTHER RESOLVED, that following the completion of the termination of the Retirement Plan and the adoption of the Replacement Plan, 25% of the assets in the Retirement Plan remaining after payment of all vested accrued benefits shall be transferred to the Replacement Plan and any remaining Retirement Plan assets shall be distributed to the Company;

         FURTHER RESOLVED, that the appropriate officers of the Company be and are each hereby authorized and directed to take any and all actions that shall be deemed necessary or desirable, with the advise of counsel, to implement and effectuate the foregoing resolutions, including but not limited to the adoption of any amendments to the Retirement Plan required in order to obtain any necessary or desirable government approvals.

                                * * * * * * * *

                                   AMENDMENT
                    DESOTO SALARIED EMPLOYEES' PENSION TRUST

         Pursuant to the Resolution of the Board of Directors of DeSoto, Inc. adopted on October 1, 1992, the DeSoto Salaried Employees' Pension Trust is hereby amended effective November 4th, 1992 as follows:

         The following subsection (j) is added at the end of section 5.2:

                 (j) The Trustees may invest all, or any part, of the assets of the Trust in interests in a trust fund that has been or shall be created and maintained for the collective investments of funds of trusts for employee benefit plans (qualified under sections 401 and 501 of the Internal Revenue Code).

         IN WITNESS WHEREOF, DeSoto, Inc. has caused this amendment to be duly executed by the proper officers thereof this 4th day of November __, 1992.

                                        DeSOTO, INC.

                                        By: [ILLEGIBLE]
                                           -----------------------------------
ATTEST:

/s/ ANNE E. EISELE
- ------------------------------

                              PROPOSED RESOLUTION
                               BOARD OF DIRECTORS
                                  DeSOTO, INC.

         WHEREAS, the Corporation is the plan sponsor of the DeSoto Salaried Employees' Pension Plan and Trust, the DeSoto Hourly Employees' Pension Plan and Trust and the DeSoto Stock Ownership Plus Plan and Trust ("Plans" and "Trusts", respectively); and

         WHEREAS, the Trustees of the above plans desire to retain certain investment management and custodial services in connection with the operation of the Plans and Trusts; and

         WHEREAS, it is advisable to adopt certain amendments to each of the Trusts to govern the investment of those assets of each Trust which are being invested by the parties retained for this purpose;

         NOW, THEREFORE, BE IT RESOLVED, that Section 5.3 of the DeSoto
Stock Ownership Plus Trust ("DSOP Trust") and Section 5.2 of each of the DeSoto Salaried Employees' Pension Trust ("Pension Trust") and the DeSoto Hourly Employees' Pension Trust ("Hourly Trust") be and are each hereby amended to add a new subsection (i) to the DSOP Trust immediately following subsection (h) thereof, and a new subsection (j) to the Salaried Trust and the Hourly Trust immediately following subsection (i) of each of them, with each new subsection to read as follows:

                 Notwithstanding any other provision hereof, all or any part of the assets of the Trust may be transferred to and invested in any collective investment trust then qualified for tax-exemption under
         Section 401(a) of the Internal Revenue Code of 1986, as amended, which is then maintained by the bank or trust company then acting as a trustee, agent for the Trustees hereunder, or as an investment manager. The provisions of the document governing such collective investment trust, as amended from time to time, shall govern any investment therein and are hereby made a part of this Trust Agreement.

         FURTHER RESOLVED, that Section 9 of each of the Trusts be and is hereby amended to read as follows:

                 9.1 The Trustees may in their discretion appoint an investment committee composed of such individuals as they shall designate, who shall hold office during the pleasure of the Trustees. The Committee shall have all of the powers, authorities and discretions vested in the Trustees under the provisions of Section 5, subject to such restrictions, limitations, and conditions as may be prescribed from time to time by the Trustees. The members of the Committee may adopt such resolutions as they deem appropriate for the purpose of governing themselves in the conduct of the business of the Committee, subject, however, to such rules and regulations, if any, prescribed in that regard by the Trustees. The Committee shall periodically and whenever required by the Trustees to submit to the Trustees reports of the Committee's actions.

                 9.2 Notwithstanding any other provision hereof, the Trustees (a named fiduciary with respect to the control and management of the assets of the Trust) may direct the segregation of all or any portion of the assets of the Trust into one or more accounts to be known as Investment Manager Accounts, and if they do so, shall also appoint one or more investment managers to manage the portion or portions of the assets of the Trust so segregated. Any investment manager so appointed shall be an "investment manager" as that term is defined in Section 3(38) of the Employee Retirement Security Act of 1974, as amended ("ERISA"). Concurrently with its acceptance of its appointment hereunder, an investment manager shall acknowledge in writing to the Trustees that it is a "fiduciary" as that term is defined in Section 3(21)(A) of ERISA and that it has received a copy of this Trust Agreement.

                 With respect to any assets held in an Investment Manager Account, and subject to the terms of this Trust Agreement, the investment manager shall have the power, without prior consultation with the Trustees, to manage, acquire or dispose of any asset held in such Account, and to direct the Trustees with respect to the acquisition, retention, disposition or management of such assets. The investment manager may be authorized to retain the physical custody or indicia of ownership of any assets held in an Investment Manager Account. The Trustees shall follow all directions of the investment manager regarding the Account, and shall not be liable to the Company or to any participant in or beneficiary of the Trust for so doing or for failing to take any action in the absence of directions from the investment manager. The Trustees shall not be liable for any act or omission of an investment manager, or be under any obligation to invest, review or otherwise manage any asset of the Trust Fund which is held in an Investment Manager Account. Notwithstanding the foregoing, the Trustees shall not be relieved of any liability imposed upon them by ERISA.

                 Directions of an investment manager to the Trustees shall be in writing or may be made orally and confirmed in writing as soon as practicable thereafter.

                 Pending receipt of directions from an investment manager for any Account, any cash received by the Trustees from time to time for such Account may be retained by the Trustees in cash.

                 The Trustees are authorized and directed to pay from the Trust all fees, charges and expenses incurred in the operation and administration of any Investment Manager Account to the extent they are not paid by the Company.

                           [DESOTO, INC. LETTERHEAD]



                                                                February 4, 1992


         Ian Kopelman
         Shefsky & Froelich Ltd.
         444 K. Michigan Ave., Suite 2300
         Chicago, IL 60611

         Dear Ian:

         At the September 1991 Board Meeting the Board passed a resolution regarding investment managers and use of bank pooled investment funds. As I recall, you provided the language. I wanted to officially notify you of the change, so that any actions required at your end could be taken care of. I have attached a copy of the change for your information.

         In addition, at the December 10, 1991 meeting the Board changed the membership of the Salaried and Hourly Employees Pension Trust Retirement Committee to two people. The plan document had called for three people. Unfortunately I don't have any specific verbiage which was adopted.

         Please let me know if any additional information or any other action on our part is required.

                                                 Regards,

                                                 /s/ ANNE E. EISELE
                                                 Anne E. Eisele

         AEE/ds

         Attach.

         cc: Mark Renfro

                 9.2 The Trustees (a named fiduciary with respect to the control and management of the assets of the Trust) may, in their complete discretion appoint one or more "Investment Managers" to hold and manage any portion of the assets of the Trust. Upon appointment, the Trustees shall transfer to each such Investment Manager such portion of the assets of the Trust as the Trustees shall determine. With respect to that portion of the assets of the Trust to be held by an Investment Manager, the Trustees shall delegate to the Investment Manager, pursuant to a written agreement with the Investment Manager, such of its powers and duties as set forth in Section 5 as the Trustees shall determine. Such written agreement, by which the Investment Manager shall acknowledge that it is a fiduciary with respect to the Plan, shall set forth the duties and responsibilities of the Investment Manager and shall form a part of this Trust for as long as any portion of the assets of the Trust is held and managed by the Investment Manager.

                 For purposes of this Section 9.2, each Investment Manager must be either (i) an investment adviser registered as such under the Investment Adviser Act of 1940, or (ii) a bank as defined in said Act, or (iii) an insurance company qualified to perform services in connection with the management, acquisition, or disposition of any assets of an employee benefit plan under the laws of more than one state.

                    DESOTO SALARIED EMPLOYEES' PENSION TRUST
              (As amended and restated effective January 1, 1976)

         THIS TRUST AGREEMENT made January 14, 1972 by and between DeSOTO, INC., a Delaware corporation ("Company"), and the then acting Trustees under this agreement ("Trustees"), as amended and restated, effective January 1, 1976, in order to comply with the Employee Retirement Income Security Act of 1974 ("ERISA"),

                                  WITNESSETH:

         WHEREAS, the Company has established a pension plan, known as the "DeSOTO SALARIED EMPLOYEES' PENSION PLAN" (hereinafter referred to as the "Plan"), for certain of its employees, a copy of said Plan, as it may be amended from time to time, shall be identified by the Secretary of the Company and filed with the Trustees; and

         WHEREAS, the Company desires to continue the trust established to implement and carry out the provisions of the Plan, and this trust has been designated by the Company as a part of the Plan intended to meet the requirements of Section 401(a) of the Internal Revenue Code of 1954, as amended ("Code"), and ERISA; and

         WHEREAS, the contribution of the Company and any other Employers under the Plan will be placed in this trust for the exclusive benefit of the Employees and their beneficiaries;

         NOW, THEREFORE, the Company and the Trustees do hereby mutually declare and agree, as follows:

                               SECTION 1. GENERAL

         1.1 The Company hereby continues the previously created and established trust known as the "DeSOTO SALARIED EMPLOYEES' PENSION TRUST" (hereinafter called "Trust").

         1.2 The Trust shall constitute a single trust fund to carry out the purpose of the Plan. All property, monies and assets transferred, delivered, or contributed to the Trust, together with the earnings, profits and increments thereon, without distinction between principal and income, shall constitute the Trust.

         1.3 The Plan shall be administered as therein provided, and the Trustees shall have no duties in respect of the administration of the Plan except as specifically provided therein.

                            SECTION 2. THE TRUSTEES

         2.1 The Trust shall be under the management of the Trustees, to be determined and appointed by the Board of Directors of the Company. A majority of the Trustees shall be officers, directors or employees of the Company. Any Trustee may be removed by the Board at any time, with or without cause. Any Trustee may resign at any time by giving written notice of such resignation to the other Trustees of the Trust and the Secretary of the Company. The Board may at any time increase or reduce the number of Trustees. Only the Board shall have the right to fill





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
vacancies occurring among the Trustees. The Board shall determine the amount of compensation, if any, to be paid to the Trustees, or any of them.

         2.2 The Trustees may adopt such resolutions as they desire for the purpose of regulating themselves in the performance and discharge of their powers and duties as such Trustees.

         Any resolution or other action to which all the Trustees then in office shall assent in writing or which shall be approved by the affirmative vote of a majority of the Trustees then in office at any meeting of Trustees shall be deemed to have been duly authorized on behalf of the Trustees.

         2.3 The Trustees shall appoint a Chairman from their number, and shall appoint a Secretary and a Treasurer, who may but need not be Trustees. The Trustees may also appoint such other officers and assistant officers as they may deem desirable. The Chairman, Secretary, and Treasurer, and any other officers or assistants, appointed by the Trustees, shall hold office during the pleasure of the Trustees and shall have and perform such powers and duties as shall be prescribed from time to time by the Trustees. The Trustees shall have the right, from time to time, to delegate in writing to any individual Trustee or to any other person or persons, subject to such terms, conditions and restrictions as they may prescribe, such of their rights, powers, authorities, discretions and duties hereunder, except those dealing with interpretation of the provisions of the Trust, as they shall determine; and all actions taken by any such person





                                      -2B-
or persons pursuant to and in accordance with any such delegations shall be effective and binding upon all parties to the same extent as though taken by the Trustees. The Trustees may likewise from time to time employ such clerical help, accountants, investment consultants attorneys (who may be counsel to the Company) and other individuals, all as the Trustees deem advisable. The compensation to be paid to individuals appointed or employed by the Trustees as aforesaid shall be fixed by the Trustees, except that any such individual who is a Trustee shall receive no compensation other than that determined for him as such Trustee by the Board.

                     SECTION 3. CONTRIBUTIONS TO THE TRUST

         3.1 The Company and any other Employer will, from time to time, make contributions to the Trust. The Trustees hereunder shall be accountable to the Company and any other Employer under the Plan for all contributions made as aforesaid, but the Trustees shall have no duty to see that the contributions comply with the provisions of the Plan, nor shall the Trustees be obliged to collect any contributions from the Company or any other Employer, or otherwise see that monies or property are paid according to the provisions of the Plan.

                       SECTION 4. PAYMENTS FROM THE TRUST

         4.1 The Trust shall be held only for the benefit of those Employees, retired Employees, terminated Employees, or beneficiaries who have rights and interests therein according to the terms of the Plan. Payments of benefits under the Plan to such





                                      -2C-
persons shall be made solely from the Trust, in such manner, at such times, and in such amounts as the Company may in writing direct the Trustees. The Trustees shall be fully protected in making payments out of the Trust in accordance with such written directions and shall have no responsibility to see to the application of such payments, or to ascertain whether such directions comply with the terms of the Plan and shall not be liable for any payment made by them in good faith.

         4.2 If any payment or distribution directed to be paid from the Trust is returned unclaimed, the Trustees shall notify the Company of that fact and shall dispose of such payments as the Company shall direct. The Trustees shall have no obligation to search for or ascertain the whereabouts of any payee or distributee of benefits from the Trust.

                              SECTION 5. THE TRUST

         5.1 The Trust shall be held by the Trustees in trust and dealt with in accordance with the provisions of this Agreement.

         5.2 With respect to the Trust, the Trustees shall have the following powers, authorities and rights in addition to those vested in them elsewhere in this Agreement or by law:

         (a) The Trustees shall from time to time by resolution designate one or more banks in which monies of the Trust shall be deposited, and likewise the individuals authorized to sign, for and in the name of the Trust, checks and other orders for the





                                      -2D-
                 payment of money drawn against the Trust's accounts with such banks.

         (b) The Trustees are authorized and empowered in their discretion to invest and reinvest any part of the assets of the Trust in, and to buy and sell, shares of stock, debentures, bonds, mortgages, promissory notes, real estate, real estate improvements, group annuity (and other forms of insurance company) contracts, leaseholds or any income producing properties or securities, real or personal, within or without the State of Illinois, including such securities issued by or property owned by the Company. The Trustees are to have as wide a latitude in the selection and making of such investments as if they, as individuals, were the absolute owners thereof, and are not to be restricted to the investments for trustees as prescribed by the statutes or law of the State of Illinois or of any other jurisdiction. The Trustees shall not maintain the indicia of ownership of any asset of the Trust outside the jurisdiction of the district courts of the United States.

         (c) The Trustees are also authorized and empowered in their discretion, but not by way of limitation, to lease, sell, exchange, convey, transfer or dispose





                                      -2E-
                 of, and also to grant options with respect to, any property, whether real or personals, at any time held by them, for cash or upon credit or partly for cash and partly upon credit, as the Trustees may deem best, and no person dealing with the Trustees shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition; to make such warranties, representations and indemnifications in connection with the sale or other disposition of any securities owned by the Trust, for the benefit of the issuer of such securities, the purchasers thereof, and any underwriters and securities dealers involved in such sale or other disposition, all to the extent and under such terms and conditions as the Trustees with advice of counsel shall deem to be appropriate under the circumstances; to compromise, compound and settle any debt or obligation due to or from them as Trustees, and to reduce the rate of interest on, to extend or otherwise modify, or to foreclose upon default or otherwise enforce any such obligation; to vote in person or by proxy on any stocks, bonds or other securities held by them; to exercise any options appurtenant to any stocks, bonds or other securities for the





                                      -2F-
                 conversion thereof into other stocks, bonds, or securities, or to exercise any rights to subscribe for additional stocks, bonds or other securities, and to make any and all necessary payments therefor; to join in, or to dissent from and to oppose, the reorganization, recapitalization, consolidation, liquidation, sale or merger of corporations or properties in which they may be interested as Trustees upon such terms and conditions as they may deem wise; and to maker execute, acknowledge and deliver or to cause to be made, executed, acknowledged and delivered on their behalf, any and all deeds, leases, assignments, proxies, powers of attorney and instruments whatsoever.

         (d) The Trustees may borrow money for the purpose of the Trust, upon such terms and conditions as the Trustees shall from time to time determine, and pledge or mortgage securities or other assets owned by the Trust as security for the payment thereof.

         (e) Certificates of stock or other assets held or owned by the Trust may be issued in the name of the Trustees, or in the name of such nominee or nominees as the Trustees may from time to time designate. Upon the death, resignation, removal or disability of any such nominee, the certifi-





                                      -2G-
                 cates of stock or other assets may be transferred to the Trustees, or to any other nominee or nominees as the Trustees designate. The Trustees shall from time to time by resolution designate the individuals who shall be authorized to sign, on behalf of the Trustees, instruments of assignment or transfer for the purpose of assigning and transferring certificates of stock or other assets held in the name of the Trustees.

         (f) The Trustees shall from time to time by resolution designate the individuals who shall be authorized to sign, on their behalf, written orders to the nominee or nominees in whose name or names certificates of stock or other assets owned by the Trust are issued, instructing such nominee or nominees to execute instruments of assignment or transfer for the purpose of assigning or transferring such stock certificates or other assets. No stock certificates or other assets issued in the name of the Trustees shall be assigned or transferred unless the instrument of assignment or transfer is signed on behalf of the Trustees in accordance with the provisions of resolutions adopted by the Trustees, as aforesaid. No stock certificates or other assets owned by the Trust and held in the name of any nominee or nominees,





                                      -2H-
                 shall be assigned or transferred except pursuant to written orders signed on behalf of the Trustees in accordance with resolutions adopted by the Trustees, as aforesaid; but such nominee or nominees shall in each case promptly comply with all such written orders when so signed.

         (g) The Trustees may begin, maintain or defend any litigation necessary in connection with the administration of the Plan or this Trust, except that the Trustees shall not be obligated or required to do so unless they have been indemnified to their satisfaction against all expenses and liabilities sustained or anticipated by them by reason thereof.

         (h) If payment of any distribution hereunder shall give rise to any liability for estate, inheritance, income or other tax, charge or assessment, which, in the Trustees' opinion, they shall or may be required to pay, the Trustees shall have full power and authority to pay such tax, charge or assessment out of any monies or other property in their hands for the account of the person whose interest hereunder is liable for such tax, but the Trustees shall give the Company notice of their intention to make such payments as far in advance as may be practicable. If the Company requests





                                      -2I-
                 the Trustees to defer making payment of such tax, charge or assessment, the Trustees shall be indemnified to their satisfaction in the premises. The Company or the Trustees or either, before making payment of any distribution, may require such release or other documents from any lawful taxing authority and may require such indemnity from the intended payee as they respectively consider necessary for their protection.

         (i) The Trustees may retain any funds or property subject to any dispute without liability for payment of interest, or decline to make payment or delivery thereof until final adjudication is made by a court of competent jurisdiction.

                         SECTION 6. PAYMENT OF EXPENSES

         6.1 All reasonable costs, charges, and expenses incurred by the Trustees in connection with the administration of this Trust, including such reasonable compensation to the Trustees as may be agreed upon in writing from time to time between the Company and the Trustees, shall be paid from the Trust, unless paid by the Company. The Trustees shall pay such expenses relative to the administration of the Plan as may be directed in writing by the Company and shall be fully protected in making any such payments. All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon the Trust or the income thereof shall be paid from the Trust.





                                      -2J-

                              SECTION 7. ACCOUNTS

         7.1 The Trustees shall maintain accurate and detailed records and accounts of all investments, receipts disbursements, and other transactions hereunder, and all accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by such person or persons as the Company may designate.

         7.2 The Trustees shall submit to the auditors for the Company and to the actuaries for the Plan such valuations, reports or other information as they may reasonably require under the terms of the Plan.

         7.3 The Trustees shall establish and maintain for operational and accounting purposes such other accounts or records as the Company may, from time to time, consider necessary.

         7.4 In no event shall the maintenance of an account or record by the Trustees designated as the account of an Employee, retired Employee, terminated Employee, or beneficiary mean that such person shall have any interest in any specific asset of the Trust from which he may be entitled to receive benefits.

                     SECTION 8. PROTECTION OF THE TRUSTEES

         8.1 The Trustees shall not be obligated to inquire as to whether or not any payee of funds or any distributee of benefits designated by the Company is entitled thereto or as to whether any payment, allocation or distribution directed or authorized by the Company is proper, or within the terms of the





                                      -2K-

Plan, or has been computed properly as to the amount or manner of making the same, and shall be accountable only to the Company for any payment, allocation or distribution made by the Trustees in good faith on the order or direction of the Company. The Trustees shall not be liable or responsible for any payment made by them in good faith.

         8.2 Any action which may be taken by the Company under this Agreement shall be by resolution of its Board of Directors or by the Retirement Committee under the Plan as such Committee is constituted or by any other representative authorized to act by resolution of the Board of Directors. The Trustees shall not recognize or take notice of the appointment of any representative of the Company unless and until the Company notifies the Trustees in writing of such appointment and the extent of such representative's authority. The Trustees may assume that such appointment and authority continue in effect until they receive written notice to the contrary from the Company. Any action taken or omitted to be taken by the Trustees by authority of any representative of the Company within the scope of his authority shall be as effective for all purposes hereof as if such action or nonaction had been authorized by the Company. The Company, the Retirement Committee, any representative of the Company, and the Trustees shall each be fully protected in acting and relying upon notices described in this paragraph.

         8.3 The Trustees shall have no power, authority or duty in respect of the determination of rights and interests of





                                      -2L-
any persons in and to the Trust or under the Plan or to question or examine into the determination of any right or interest.

         8.4 The Trustees and the members of the Investment Committee shall not be personally liable to any person for any obligation or liability incurred on behalf of the Trust, but each such person shall look solely to the assets of the Trust for satisfaction of such obligations or liability. Moreover, the Trustees and the members of the Investment Committee shall not be personally liable for any loss which may result by reason of any investment or loan made by them in good faith on behalf of the Trust, or for any act or failure on their part to act, made or omitted to be done in good faith.

         8.5 Each Trustee, each officer, or member of the Investment Committee and each person who shall serve at the request of the Trustees as a director or officer of a corporation in which the Trust owns shares of capital stock or of which it is a creditor, including, in each instance, a former Trustee, director, committee member, or officer and the heirs, legatees, devisees and personal representatives of a deceased Trustee, committee member, director or officer, shall be indemnified by the Company against expenses (including attorneys' fees and any amounts paid in settlement) actually or necessarily incurred by them in connection with the defense of any action, suit or proceeding (including any appeal therein) in which they or any of them are made parties or a party by reason of being or having been Trustees, officers or members of the Investment Committee or





                                      -2M-
a director or officer of any such corporation, except in relation to matters as to which any such Trustee, director, officers, committee member, or former Trustee, director committee member, or officer shall be adjudged in such action, suit or proceeding to be liable for dereliction or misconduct in the performance of his duties as such Trustee, director, committee member or officer.

         8.6 No Employer shall have any responsibility or liability whatsoever with reference to the management or conduct of the business of the Trust for any act or failure to act on the part of any Trustee. The Employers, however, shall hold the Trustees harmless from good faith reliance on personnel and compensation information received from the Employers, or any of them.

         8.7 The Company intends that the Trust, the terms of which are herein restated, shall continue to qualify under Section 401(a) of the Code and also meet the requirements of ERISA, and until advised to the contrary, the Trustees may assume that the Trust is so qualified.

                        SECTION 9. INVESTMENT COMMITTEE

         9.1 The Trustees may in their discretion appoint an investment committee composed of such individuals as they shall designate, all of whom may, but need not be, either Trustees or "investment managers" as defined by
Section 3(38) of ERISA, who shall hold office during the pleasure of the Trustees. The Committee shall have all of the powers, authorities and discre-





                                      -2N-
tions vested in the Trustees under the provisions of Section 5, subject to such restrictions, limitations and conditions as may be prescribed from time to time by the Trustees. The members of the Committee may adopt such resolutions as they deem appropriate for the purpose of governing themselves in the conduct of the business of the Committee, subject, however, to such rules and regulations, if any, prescribed in that regard by the Trustees. The Committee shall periodically and whenever required by the Trustees submit to the Trustees reports of the Committee's actions.

               SECTION 10. TRANSFERS, MERGERS AND CONSOLIDATIONS

         10.1 The Trust may not merge with, consolidate with or transfer assets or liabilities to any other plan unless each Participant would receive a benefit immediately after the merger, consolidation or transfer (if the other plan then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

                            SECTION 11. TERMINATION

         11.1 Upon termination of the Plan, the Trustees shall first reserve such reasonable amounts as they may deem necessary to provide for the payment of any expenses then or thereafter chargeable to the Trust. The balance of the Trust, together with any amounts reserved by the Trustees in accordance with the preceding sentence which prove to be excessive, shall be liquidated and distributed by the Trustees as directed by the Company





                                      -2O-
in writing. The Trustees shall have no responsibility to see that such distribution is proper and within the terms of the Plan. Such liquidation and distribution may be implemented through the continuance of this Trust, the execution of a new trust agreement, by the purchase of annuity contracts for persons entitled to distributions, or in any other appropriate manner, as the Company may direct in writing. The Company or any other Employer shall have no beneficial interest in the Fund during its continuance or upon termination of the Trust, except that any balance remaining in the Trust, after satisfaction of all fixed and contingent liabilities, may revert to the Company or any other Employer entitled thereto.

         11.2 Upon termination of the Trust, the Trustees shall continue to have all of the powers provided in this Agreement as are necessary or desirable for the orderly liquidation and distribution of the Trust.

                             SECTION 12. AMENDMENT

         12.1 This Agreement may be amended by action of the Board of Directors of the Company at any time and from time to time. The Directors shall promptly notify the Trustees of any such amendment; provided, however, that no such amendment shall vest in the Company or any other Employer any right, title or interest in or to the assets of the Trust Fund or allow any part of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their beneficiaries, within the meaning of Section 401 of the Code and ERISA,





                                      -2P-
provided, further, that the rights, duties or responsibilities of the Trustees shall not be substantially changed without their written consent.

                          SECTION 13. NONASSIGNABILITY

         13.1 It is a condition of the Plan to which all rights of any person shall be subject, that payments hereunder shall be made only to those persons entitled thereto under the terms of this Plan, and no right or interest in the Plan or Trust shall be transferable or assignable; such right or interest may not be anticipated, charged or encumbered, and shall not be subject to or reached by any legal or equitable process (including execution, garnishment, attachment, pledge or bankruptcy) in satisfaction of any debt, liability or obligation, prior to its receipt, including any liability or obligation for alimony, separate maintenance or child support payments.

                           SECTION 14. APPLICABLE LAW

         14.1 Since the Company's principal office and the Trustees' domicile are in the State of Illinois, and since it is contemplated that the situs of administration of the Plan and Trust will continue in such State, all rights under the Plan and Trust shall be governed, construed and administered in accordance with the laws of the State of Illinois to the extent such law is not superseded pursuant to the provisions of Section 514 of ERISA.





                                      -2Q-

                            SECTION 15. COUNTERPARTS

         15.1 This Agreement may be executed in any number of counterparts, each of which shall be considered as an original, and no other counterparts need be produced.





                                      -2R-